UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-08397
THE MARSICO INVESTMENT FUND
(Exact name of registrant as specified in charter)

1200 17th Street, Suite 1700
Denver, CO 80202
(Address of Principal Executive Offices) (Zip Code)

The Corporation Trust Company
The Marsico Investment Fund
Corporation Trust Center 1209 Orange Street
Wilmington, Delaware 19802
(Name and address of Agent for Service of Process)

Copies to:
Anthony H. Zacharski
Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, NY 10178
Registrant's telephone number, including area code:
1-888-860-8686
Date of fiscal year end:
September 30
Date of reporting period:
September 30, 2025

Item 1. Reports to Stockholders

(a) The following is a copy of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

TABLE OF CONTENTS

Marsico Focus Fund Investor Class - MFOCX

Marsico Focus Fund Institutional Class - MIFOX

Marsico Growth Fund Investor Class - MGRIX

Marsico Growth Fund Institutional Class - MIGWX

Marsico Midcap Growth Focus Fund Investor Class - MXXIX

Marsico Midcap Growth Focus Fund Institutional Class - MIDFX

Marsico International Opportunities Fund Investor Class - MIOFX

Marsico International Opportunities Fund Institutional Class - MIIOX

Marsico Global Fund Investor Class - MGLBX

Marsico Global Fund Institutional Class - MIGOX

Marsico Focus Fund
Investor Class / MFOCX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Marsico Focus Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Fund Expenses for the Past Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Focus Fund (Investor Class/MFOCX)	$130	1.19%
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
For the fiscal year ended September 30, 2025, the Fund’s Investor Class shares posted a total return of +18.82%, compared to its benchmark index, the S&P 500® Index, which had a total return of +17.60% over the same period. Below, we discuss some of the effects of the Fund’s investment allocation on its performance as compared to the S&P 500® Index, as well as the Fund’s top stock contributors and detractors. The Fund is not managed to track a benchmark index and may hold a substantially overweight or underweight position in a sector, industry, or security when compared to a benchmark.
Please keep in mind that the Fund is classified as a non-diversified fund, which means it may hold fewer securities. Holding fewer securities increases the risk that the value of the Fund could go down because of the poor performance of a single investment.
TOP PERFORMANCE CONTRIBUTORS
» Investment Allocations | The Fund’s outperformance, as compared to the S&P 500® Index, can primarily be attributed to stock selection in the Industrials sector, as defined in the Global Industry Classification Standard. Additionally, an underweight allocation to the weakest performing sector of the benchmark index, Health Care, and an overweight allocation to the strongest performing sector of the benchmark index, Communication Services, aided relative performance results.
» GE Vernova, Inc. (“GE Vernova”) | GE Vernova is a leading provider of power generation and grid technologies, spanning gas, wind, and electrification systems. GE Vernova’s earnings results improved based on surging orders tied to its data center and artificial intelligence (“AI”) buildouts, which created backlogs of demand for its products, combined with generally strong demand for its renewable energy and grid modernization technologies.
» NVIDIA Corp. (“NVIDIA”) | NVIDIA is a market leader in generative AI hardware and software, powering next-generation computing applications. The company benefitted as soaring demand for AI chips and data center solutions drove record revenues and earnings.
TOP PERFORMANCE DETRACTORS
» Investment Allocations | Stock selection in the Consumer Discretionary, Financials, Communication Services, and Information Technology sectors had the largest negative effect on performance relative to the benchmark index. An underweight allocation to the strong performing Financials sector and overweight allocation to the weak performing Materials sector further detracted from relative performance results.
» Chipotle Mexican Grill, Inc. (“Chipotle”) | Chipotle operates a chain of fast-casual restaurants specializing in Mexican-inspired cuisine with a focus on fresh ingredients. Chipotle’s stock performance was pressured by rising food and labor costs, and investor sentiment was further dampened by leadership uncertainty due to the departure of longtime CEO, Brian Niccol. We exited the position in favor of other opportunities.
» KKR & Co., Inc. (“KKR”) | KKR is a global investment firm managing private equity, credit, and infrastructure strategies. We sold the position as fundraising slowed and exit activity remained limited, leaving management and incentive fees softer than expected.
Fund Performance
The following graph and table compare the performance data of the Investor Class shares of the Fund for the most recently completed 10 fiscal years to the performance data of a broad-based index over the same periods. All indices are unmanaged and investors cannot invest directly in an index. The graph and table below assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on dividends and capital gain distributions or the redemption of fund shares. The graph assumes an initial investment of $10,000.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended 09/30/2025)	1 Year	5 Years	10 Years
Focus Fund (Investor Class/MFOCX)	18.82%	15.09%	17.33%
S&P 500® Index	17.60%	16.47%	15.30%
The Standard & Poor's 500 Index (“S&P 500® Index”) is an index of the common stock prices of 500 large US companies, and includes the reinvestment of dividends.
Performance data quoted above represents past performance, and past performance is not a guarantee of future results. The performance results above reflect any applicable expense waivers or reimbursements in effect during the periods shown, without which the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, Marsico Capital Management, LLC (“Adviser”) may recoup fees and expenses previously waived or reimbursed under certain parameters. Recoupment of previously waived fees and expenses or reimbursements results in lower performance returns. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Visit www.marsicofunds.com/performance-and-prices/monthly.fs or call 888-860-8686 to obtain the most recent performance information.
Key Fund Statistics
Fund net assets	$1,098,817,551
Total number of portfolio holdings	22
Total advisory fees paid during the reporting period	$7,524,556
Portfolio turnover rate as of the end of the reporting period	64%
Graphical Representation of Holdings
The table and chart below show the investment makeup of the Fund. Sector weightings represent the percentage of the Fund’s investments in certain general sectors and may include more than one industry. The Fund’s portfolio composition is subject to change at any time.
Top Ten Equity Holdings
(% of net assets)
Microsoft Corp.	9.39%
Meta Platforms, Inc. - Cl. A	9.06%
NVIDIA Corp.	8.78%
Apple, Inc.	6.86%
General Electric Co. DBA GE Aerospace	6.56%
Amazon.com, Inc.	6.44%
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	4.88%
Netflix, Inc.	4.85%
GE Vernova, Inc.	4.79%
The Boeing Company	4.33%
Sector Allocation
(% of net assets)
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Householding
For shareholders with multiple accounts utilizing the same social security number or tax identification number, the Marsico Funds may deliver a single copy of prospectuses, financial reports and other communications to shareholders in order to reduce expenses. If your shares are held through a financial intermediary, the financial intermediary may utilize other householding methods, such as the same mailing address, to deliver a single copy. If you would prefer that your documents not be subject to householding, please call 888-860-8686 if you hold your shares directly with the Marsico Funds, or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Marsico Funds or your financial intermediary.
For additional information, please scan the QR code to navigate to additional hosted material at www.marsicofunds.com/fund-documents/.

Marsico Focus Fund
Institutional Class / MIFOX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Marsico Focus Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Fund Expenses for the Past Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Focus Fund (Institutional Class/MIFOX)	$102	0.93%
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
For the fiscal year ended September 30, 2025, the Fund’s Institutional Class shares posted a total return of +19.18%, compared to its benchmark index, the S&P 500® Index, which had a total return of +17.60% over the same period. Below, we discuss some of the effects of the Fund’s investment allocation on its performance as compared to the S&P 500® Index, as well as the Fund’s top stock contributors and detractors. The Fund is not managed to track a benchmark index and may hold a substantially overweight or underweight position in a sector, industry, or security when compared to a benchmark.
Please keep in mind that the Fund is classified as a non-diversified fund, which means it may hold fewer securities. Holding fewer securities increases the risk that the value of the Fund could go down because of the poor performance of a single investment.
TOP PERFORMANCE CONTRIBUTORS
» Investment Allocations | The Fund’s outperformance, as compared to the S&P 500® Index, can primarily be attributed to stock selection in the Industrials sector, as defined in the Global Industry Classification Standard. Additionally, an underweight allocation to the weakest performing sector of the benchmark index, Health Care, and an overweight allocation to the strongest performing sector of the benchmark index, Communication Services, aided relative performance results.
» GE Vernova, Inc. (“GE Vernova”) | GE Vernova is a leading provider of power generation and grid technologies, spanning gas, wind, and electrification systems. GE Vernova’s earnings results improved based on surging orders tied to its data center and artificial intelligence (“AI”) buildouts, which created backlogs of demand for its products, combined with generally strong demand for its renewable energy and grid modernization technologies.
» NVIDIA Corp. (“NVIDIA”) | NVIDIA is a market leader in generative AI hardware and software, powering next-generation computing applications. The company benefitted as soaring demand for AI chips and data center solutions drove record revenues and earnings.
TOP PERFORMANCE DETRACTORS
» Investment Allocations | Stock selection in the Consumer Discretionary, Financials, Communication Services, and Information Technology sectors had the largest negative effect on performance relative to the benchmark index. An underweight allocation to the strong performing Financials sector and overweight allocation to the weak performing Materials sector further detracted from relative performance results.
» Chipotle Mexican Grill, Inc. (“Chipotle”) | Chipotle operates a chain of fast-casual restaurants specializing in Mexican-inspired cuisine with a focus on fresh ingredients. Chipotle’s stock performance was pressured by rising food and labor costs, and investor sentiment was further dampened by leadership uncertainty due to the departure of longtime CEO, Brian Niccol. We exited the position in favor of other opportunities.
» KKR & Co., Inc. (“KKR”) | KKR is a global investment firm managing private equity, credit, and infrastructure strategies. We sold the position as fundraising slowed and exit activity remained limited, leaving management and incentive fees softer than expected.
Fund Performance
The following graph and table compare the performance data of the Institutional Class shares of the Fund for the applicable periods since inception to the performance data of a broad-based index over the same periods. All indices are unmanaged and investors cannot invest directly in an index. The graph and table below assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on dividends and capital gain distributions or the redemption of fund shares. The graph assumes an initial investment of $100,000.
GROWTH OF $100,000
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended 09/30/2025)	1 Year	Since Inception^
Focus Fund (Institutional Class/MIFOX)	19.18%	12.85%
S&P 500® Index	17.60%	12.02%
^	December 6, 2021
The Standard & Poor's 500 Index (“S&P 500® Index”) is an index of the common stock prices of 500 large US companies, and includes the reinvestment of dividends.
Performance data quoted above represents past performance, and past performance is not a guarantee of future results. The performance results above reflect any applicable expense waivers or reimbursements in effect during the periods shown, without which the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, Marsico Capital Management, LLC (“Adviser”) may recoup fees and expenses previously waived or reimbursed under certain parameters. Recoupment of previously waived fees and expenses or reimbursements results in lower performance returns. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Visit www.marsicofunds.com/performance-and-prices/monthly.fs#institutional-class or call 888-860-8686 to obtain the most recent performance information.
Key Fund Statistics
Fund net assets	$1,098,817,551
Total number of portfolio holdings	22
Total advisory fees paid during the reporting period	$7,524,556
Portfolio turnover rate as of the end of the reporting period	64%
Graphical Representation of Holdings
The table and chart below show the investment makeup of the Fund. Sector weightings represent the percentage of the Fund’s investments in certain general sectors and may include more than one industry. The Fund’s portfolio composition is subject to change at any time.
Top Ten Equity Holdings
(% of net assets)
Microsoft Corp.	9.39%
Meta Platforms, Inc. - Cl. A	9.06%
NVIDIA Corp.	8.78%
Apple, Inc.	6.86%
General Electric Co. DBA GE Aerospace	6.56%
Amazon.com, Inc.	6.44%
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	4.88%
Netflix, Inc.	4.85%
GE Vernova, Inc.	4.79%
The Boeing Company	4.33%
Sector Allocation
(% of net assets)
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Householding
For shareholders with multiple accounts utilizing the same social security number or tax identification number, the Marsico Funds may deliver a single copy of prospectuses, financial reports and other communications to shareholders in order to reduce expenses. If your shares are held through a financial intermediary, the financial intermediary may utilize other householding methods, such as the same mailing address, to deliver a single copy. If you would prefer that your documents not be subject to householding, please call 888-860-8686 if you hold your shares directly with the Marsico Funds, or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Marsico Funds or your financial intermediary.
For additional information, please scan the QR code to navigate to additional hosted material at www.marsicofunds.com/fund-documents/.

Marsico Growth Fund
Investor Class / MGRIX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Marsico Growth Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Fund Expenses for the Past Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Growth Fund (Investor Class/MGRIX)	$141	1.29%
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
For the fiscal year ended September 30, 2025, the Fund’s Investor Class shares posted a total return of +19.13%, compared to its benchmark index, the S&P 500® Index, which had a total return of +17.60% over the same period. Below, we discuss some of the effects of the Fund’s investment allocation on its performance as compared to the S&P 500® Index, as well as the Fund’s top stock contributors and detractors. The Fund is not managed to track a benchmark index and may hold a substantially overweight or underweight position in a sector, industry, or security when compared to a benchmark.
TOP PERFORMANCE CONTRIBUTORS
» Investment Allocations | The Fund’s outperformance, as compared to the S&P 500® Index, can primarily be attributed to an underweight allocation to the weakest performing sector of the benchmark index, Health Care, and an overweight allocation to the strongest performing sector of the benchmark index, Communication Services, as defined in the Global Industry Classification Standard. The Fund’s relative performance was also positively impacted by stock selection in the Financials and Industrials sectors, and by maintaining a relatively low average cash position of approximately 1%, as the benchmark index returned +17.60% during the period.
» Robinhood Markets, Inc. – Cl. A (“Robinhood”) | Robinhood is a financial services platform that offers commission-free trading of stocks, ETFs, options, and cryptocurrencies through a mobile-first interface designed to make investing more accessible. The company’s growth in its assets and revenue was primarily driven by its rapid product velocity in new product offerings, such as trading in cryptocurrencies and hosting IRA accounts, that were well received by its large, engaged base of younger retail investors.
» NVIDIA Corp. (“NVIDIA”) | NVIDIA is a market leader in generative artificial intelligence ("AI") hardware and software, powering next-generation computing applications. The company benefitted as soaring demand for AI chips and data center solutions drove record revenues and earnings.
TOP PERFORMANCE DETRACTORS
» Investment Allocations | Stock selection was weak in the Consumer Discretionary and Information Technology sectors which had a negative impact on performance relative to the benchmark index. An underweight allocation on average to the strong performing Financials sector and an overweight allocation to the weak performing sector, Materials, further detracted from performance.
» Starbucks Corp. (“Starbucks”) | Starbucks is the world’s largest coffeehouse chain, offering beverages, food, and consumer packaged goods globally. The company faced weaker international sales—particularly in China—while US store traffic softened amid rising competition and operating expenses. Due to these challenges, we exited the position.
» Chipotle Mexican Grill, Inc. (“Chipotle”) | Chipotle operates a chain of fast-casual restaurants specializing in Mexican-inspired cuisine with a focus on fresh ingredients. Chipotle’s stock performance was pressured by rising food and labor costs, and investor sentiment was further dampened by leadership uncertainty due to the departure of longtime CEO, Brian Niccol.
Fund Performance
The following graph and table compare the performance data of the Investor Class shares of the Fund for the most recently completed 10 fiscal years to the performance data of a broad-based index over the same periods. All indices are unmanaged and investors cannot invest directly in an index. The graph and table below assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on dividends and capital gain distributions or the redemption of fund shares. The graph assumes an initial investment of $10,000.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended 09/30/2025)	1 Year	5 Years	10 Years
Growth Fund (Investor Class/MGRIX)	19.13%	13.61%	16.52%
S&P 500® Index	17.60%	16.47%	15.30%
The Standard & Poor's 500 Index (“S&P 500® Index”) is an index of the common stock prices of 500 large US companies, and includes the reinvestment of dividends.
Performance data quoted above represents past performance, and past performance is not a guarantee of future results. The performance results above reflect any applicable expense waivers or reimbursements in effect during the periods shown, without which the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, Marsico Capital Management, LLC (“Adviser”) may recoup fees and expenses previously waived or reimbursed under certain parameters. Recoupment of previously waived fees and expenses or reimbursements results in lower performance returns. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Visit www.marsicofunds.com/performance-and-prices/monthly.fs or call 888-860-8686 to obtain the most recent performance information.
Key Fund Statistics
Fund net assets	$411,733,751
Total number of portfolio holdings	29
Total advisory fees paid during the reporting period	$3,404,838
Portfolio turnover rate as of the end of the reporting period	117%
Graphical Representation of Holdings
The table and chart below show the investment makeup of the Fund. Sector weightings represent the percentage of the Fund’s investments in certain general sectors and may include more than one industry. The Fund’s portfolio composition is subject to change at any time.
Top Ten Equity Holdings
(% of net assets)
NVIDIA Corp.	8.36%
Microsoft Corp.	7.17%
Meta Platforms, Inc. - Cl. A	7.12%
Amazon.com, Inc.	6.13%
Apple, Inc.	6.08%
Netflix, Inc.	5.68%
Robinhood Markets, Inc. - Cl. A	4.97%
Alphabet, Inc. - Cl. A	4.94%
Broadcom, Inc.	4.46%
Mastercard, Inc. - Cl. A	4.39%
Sector Allocation
(% of net assets)
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Householding
For shareholders with multiple accounts utilizing the same social security number or tax identification number, the Marsico Funds may deliver a single copy of prospectuses, financial reports and other communications to shareholders in order to reduce expenses. If your shares are held through a financial intermediary, the financial intermediary may utilize other householding methods, such as the same mailing address, to deliver a single copy. If you would prefer that your documents not be subject to householding, please call 888-860-8686 if you hold your shares directly with the Marsico Funds, or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Marsico Funds or your financial intermediary.
For additional information, please scan the QR code to navigate to additional hosted material at www.marsicofunds.com/fund-documents/.
Marsico Growth Fund
Institutional Class / MIGWX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Marsico Growth Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Fund Expenses for the Past Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Growth Fund (Institutional Class/MIGWX)	$113	1.03%
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
For the fiscal year ended September 30, 2025, the Fund’s Institutional Class shares posted a total return of +19.43%, compared to its benchmark index, the S&P 500® Index, which had a total return of +17.60% over the same period. Below, we discuss some of the effects of the Fund’s investment allocation on its performance as compared to the S&P 500® Index, as well as the Fund’s top stock contributors and detractors. The Fund is not managed to track a benchmark index and may hold a substantially overweight or underweight position in a sector, industry, or security when compared to a benchmark.
TOP PERFORMANCE CONTRIBUTORS
» Investment Allocations | The Fund’s outperformance, as compared to the S&P 500® Index, can primarily be attributed to an underweight allocation to the weakest performing sector of the benchmark index, Health Care, and an overweight allocation to the strongest performing sector of the benchmark index, Communication Services, as defined in the Global Industry Classification Standard. The Fund’s relative performance was also positively impacted by stock selection in the Financials and Industrials sectors, and by maintaining a relatively low average cash position of approximately 1%, as the benchmark index returned +17.60% during the period.
» Robinhood Markets, Inc. – Cl. A (“Robinhood”) | Robinhood is a financial services platform that offers commission-free trading of stocks, ETFs, options, and cryptocurrencies through a mobile-first interface designed to make investing more accessible. The company’s growth in its assets and revenue was primarily driven by its rapid product velocity in new product offerings, such as trading in cryptocurrencies and hosting IRA accounts, that were well received by its large, engaged base of younger retail investors.
» NVIDIA Corp. (“NVIDIA”) | NVIDIA is a market leader in generative artificial intelligence ("AI") hardware and software, powering next-generation computing applications. The company benefitted as soaring demand for AI chips and data center solutions drove record revenues and earnings.
TOP PERFORMANCE DETRACTORS
» Investment Allocations | Stock selection was weak in the Consumer Discretionary and Information Technology sectors which had a negative impact on performance relative to the benchmark index. An underweight allocation on average to the strong performing Financials sector and an overweight allocation to the weak performing sector, Materials, further detracted from performance.
» Starbucks Corp. (“Starbucks”) | Starbucks is the world’s largest coffeehouse chain, offering beverages, food, and consumer packaged goods globally. The company faced weaker international sales—particularly in China—while US store traffic softened amid rising competition and operating expenses. Due to these challenges, we exited the position.
» Chipotle Mexican Grill, Inc. (“Chipotle”) | Chipotle operates a chain of fast-casual restaurants specializing in Mexican-inspired cuisine with a focus on fresh ingredients. Chipotle’s stock performance was pressured by rising food and labor costs, and investor sentiment was further dampened by leadership uncertainty due to the departure of longtime CEO, Brian Niccol.
Fund Performance
The following graph and table compare the performance data of the Institutional Class shares of the Fund for the applicable periods since inception to the performance data of a broad-based index over the same periods. All indices are unmanaged and investors cannot invest directly in an index. The graph and table below assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on dividends and capital gain distributions or the redemption of fund shares. The graph assumes an initial investment of $100,000.
GROWTH OF $100,000
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended 09/30/2025)	1 Year	Since Inception^
Growth Fund (Institutional Class/MIGWX)	19.43%	11.38%
S&P 500® Index	17.60%	12.02%
^	December 6, 2021
The Standard & Poor's 500 Index (“S&P 500® Index”) is an index of the common stock prices of 500 large US companies, and includes the reinvestment of dividends.
Performance data quoted above represents past performance, and past performance is not a guarantee of future results. The performance results above reflect any applicable expense waivers or reimbursements in effect during the periods shown, without which the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, Marsico Capital Management, LLC (“Adviser”) may recoup fees and expenses previously waived or reimbursed under certain parameters. Recoupment of previously waived fees and expenses or reimbursements results in lower performance returns. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Visit www.marsicofunds.com/performance-and-prices/monthly.fs#institutional-class or call 888-860-8686 to obtain the most recent performance information.
Key Fund Statistics
Fund net assets	$411,733,751
Total number of portfolio holdings	29
Total advisory fees paid during the reporting period	$3,404,838
Portfolio turnover rate as of the end of the reporting period	117%
Graphical Representation of Holdings
The table and chart below show the investment makeup of the Fund. Sector weightings represent the percentage of the Fund’s investments in certain general sectors and may include more than one industry. The Fund’s portfolio composition is subject to change at any time.
Top Ten Equity Holdings
(% of net assets)
NVIDIA Corp.	8.36%
Microsoft Corp.	7.17%
Meta Platforms, Inc. - Cl. A	7.12%
Amazon.com, Inc.	6.13%
Apple, Inc.	6.08%
Netflix, Inc.	5.68%
Robinhood Markets, Inc. - Cl. A	4.97%
Alphabet, Inc. - Cl. A	4.94%
Broadcom, Inc.	4.46%
Mastercard, Inc. - Cl. A	4.39%
Sector Allocation
(% of net assets)
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Householding
For shareholders with multiple accounts utilizing the same social security number or tax identification number, the Marsico Funds may deliver a single copy of prospectuses, financial reports and other communications to shareholders in order to reduce expenses. If your shares are held through a financial intermediary, the financial intermediary may utilize other householding methods, such as the same mailing address, to deliver a single copy. If you would prefer that your documents not be subject to householding, please call 888-860-8686 if you hold your shares directly with the Marsico Funds, or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Marsico Funds or your financial intermediary.
For additional information, please scan the QR code to navigate to additional hosted material at www.marsicofunds.com/fund-documents/.

Marsico Midcap Growth Focus Fund
Investor Class / MXXIX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Marsico Midcap Growth Focus Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Fund Expenses for the Past Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Midcap Growth Focus Fund (Investor Class/MXXIX)	$155	1.31%
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
For the fiscal year ended September 30, 2025, the Fund’s Investor Class shares posted a total return of +37.09%, compared to its benchmark indices, the Russell 3000® Index and the Russell Midcap® Growth Benchmark Index, which had total returns of +17.41% and +22.02%, respectively, over the same period. Below, we discuss some of the effects of the Fund’s investment allocation on its performance as compared to the Russell Midcap® Growth Benchmark Index, as well as the Fund’s top stock contributors and detractors. The Fund is not managed to track a benchmark index and may hold a substantially overweight or underweight position in a sector, industry, or security when compared to a benchmark.
TOP PERFORMANCE CONTRIBUTORS
» Investment Allocations | The Fund’s outperformance, as compared to the Russell Midcap® Growth Benchmark Index, can primarily be attributed to stock selection in the Communication Services, Industrials, Information Technology, and Financials sectors, as defined in the Global Industry Classification Standard. An overweight allocation on average to two of the strong performing sectors of the Russell Midcap® Growth Benchmark Index, Communication Services and Information Technology, further boosted performance relative to the benchmark index.
» Palantir Technologies, Inc. – Cl. A (“Palantir”) | Palantir provides data integration and artificial intelligence (“AI”) driven analytics platforms that help governments and enterprises make decisions based on complex datasets. Revenue growth accelerated as commercial adoption of its AI-enabled Foundry and AIP platforms broadened its customer base. We ultimately sold the Fund’s position once it met our price target.
» AppLovin Corp. – Cl. A (“AppLovin”) | AppLovin operates a mobile application marketing and monetization platform that helps developers optimize user acquisition and in-app revenue. The company delivered strong performance as its AI-powered AXON engine improved advertiser returns for its customers and drove higher spending on its products. We exited the position in favor of other opportunities.
TOP PERFORMANCE DETRACTORS
» Investment Allocations | Stock selection in the Consumer Discretionary and Consumer Staples sectors negatively impacted performance relative to the Russell Midcap® Growth Benchmark Index. Further, an overweight allocation on average to the weakest performing sector of Russell Midcap® Growth Benchmark Index, Consumer Staples, and an underweight allocation to the strongest performing sector, Utilities, dampened relative performance.
» KKR & Co., Inc. (“KKR”) | KKR is a global investment firm managing private equity, credit, and infrastructure strategies. We sold the position as fundraising slowed and exit activity remained limited, leaving management and incentive fees softer than expected.
» Chipotle Mexican Grill, Inc. (“Chipotle”) | Chipotle operates a chain of fast-casual restaurants specializing in Mexican-inspired cuisine with a focus on fresh ingredients. Chipotle’s stock performance was pressured by rising food and labor costs, and investor sentiment was further dampened by leadership uncertainty due to the departure of longtime CEO, Brian Niccol. We exited the position in favor of other opportunities.
Fund Performance
The following graph and table compare the performance data of the Investor Class shares of the Fund for the most recently completed 10 fiscal years to the performance data of (i) the Russell 3000® Index, a broad-based index, and (ii) the Russell Midcap® Growth Benchmark Index, an index that more closely reflects the Fund’s principal investment strategies, over the same periods. All indices are unmanaged and investors cannot invest directly in an index. The graph and table below assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on dividends and capital gain distributions or the redemption of fund shares. The graph assumes an initial investment of $10,000.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended 09/30/2025)	1 Year	5 Years	10 Years
Midcap Growth Focus Fund (Investor Class/MXXIX)	37.09%	14.75%	15.42%
Russell 3000® Index	17.41%	15.74%	14.71%
Russell Midcap® Growth Benchmark Index	22.02%	11.26%	13.37%
The Russell 3000® Index measures the performance of the largest 3,000 US companies.
The Russell Midcap® Growth Benchmark Index measures the performance of the mid-capitalization growth sector of the US equity market, and is composed of mid-capitalization US equities that exhibit growth characteristics including higher price-to-book ratios and higher forecasted growth. It is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market, and constituent weights are not capped. The index is a subset of the Russell Midcap® Index, which measures the performance of the mid-capitalization sector of the US equity market.
Performance data quoted above represents past performance, and past performance is not a guarantee of future results. The performance results above reflect any applicable expense waivers or reimbursements in effect during the periods shown, without which the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, Marsico Capital Management, LLC ("Adviser") may recoup fees and expenses previously waived or reimbursed under certain parameters. Recoupment of previously waived fees and expenses or reimbursements results in lower performance returns. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Visit www.marsicofunds.com/performance-and-prices/monthly.fs or call 888-860-8686 to obtain the most recent performance information.
Key Fund Statistics
Fund net assets	$608,370,146
Total number of portfolio holdings	41
Total advisory fees paid during the reporting period	$3,347,715
Portfolio turnover rate as of the end of the reporting period	106%
Graphical Representation of Holdings
The table and charts below show the investment makeup of the Fund. Sector weightings represent the percentage of the Fund’s investments in certain general sectors and may include more than one industry. The Fund’s portfolio composition is subject to change at any time.
Top Ten Equity Holdings
(% of net assets)
GE Vernova, Inc.	4.89%
Robinhood Markets, Inc. - Cl. A	4.61%
Roblox Corp. - Cl. A	4.28%
KLA Corp.	3.79%
Spotify Technology S.A.	3.79%
Siemens Energy A.G.	3.72%
HEICO Corp.	3.50%
Rolls-Royce Holdings PLC	3.49%
TKO Group Holdings, Inc.	3.32%
Amphenol Corp. - Cl. A	3.25%
Sector Allocation
(% of net assets)
Country Allocation
(% of total investments)
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Householding
For shareholders with multiple accounts utilizing the same social security number or tax identification number, the Marsico Funds may deliver a single copy of prospectuses, financial reports and other communications to shareholders in order to reduce expenses. If your shares are held through a financial intermediary, the financial intermediary may utilize other householding methods, such as the same mailing address, to deliver a single copy. If you would prefer that your documents not be subject to householding, please call 888-860-8686 if you hold your shares directly with the Marsico Funds, or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Marsico Funds or your financial intermediary.
For additional information, please scan the QR code to navigate to additional hosted material at www.marsicofunds.com/fund-documents/.

Marsico Midcap Growth Focus Fund
Institutional Class / MIDFX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Marsico Midcap Growth Focus Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Fund Expenses for the Past Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Midcap Growth Focus Fund (Institutional Class/MIDFX)	$126	1.06%
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
For the fiscal year ended September 30, 2025, the Fund’s Institutional Class shares posted a total return of +37.44%, compared to its benchmark indices, the Russell 3000® Index and the Russell Midcap® Growth Benchmark Index, which had total returns of +17.41% and +22.02%, respectively, over the same period. Below, we discuss some of the effects of the Fund’s investment allocation on its performance as compared to the Russell Midcap® Growth Benchmark Index, as well as the Fund’s top stock contributors and detractors. The Fund is not managed to track a benchmark index and may hold a substantially overweight or underweight position in a sector, industry, or security when compared to a benchmark.
TOP PERFORMANCE CONTRIBUTORS
» Investment Allocations | The Fund’s outperformance, as compared to the Russell Midcap® Growth Benchmark Index, can primarily be attributed to stock selection in the Communication Services, Industrials, Information Technology, and Financials sectors, as defined in the Global Industry Classification Standard. An overweight allocation on average to two of the strong performing sectors of the Russell Midcap® Growth Benchmark Index, Communication Services and Information Technology, further boosted performance relative to the benchmark index.
» Palantir Technologies, Inc. – Cl. A (“Palantir”) | Palantir provides data integration and artificial intelligence (“AI”) driven analytics platforms that help governments and enterprises make decisions based on complex datasets. Revenue growth accelerated as commercial adoption of its AI-enabled Foundry and AIP platforms broadened its customer base. We ultimately sold the Fund’s position once it met our price target.
» AppLovin Corp. – Cl. A (“AppLovin”) | AppLovin operates a mobile application marketing and monetization platform that helps developers optimize user acquisition and in-app revenue. The company delivered strong performance as its AI-powered AXON engine improved advertiser returns for its customers and drove higher spending on its products. We exited the position in favor of other opportunities.
TOP PERFORMANCE DETRACTORS
» Investment Allocations | Stock selection in the Consumer Discretionary and Consumer Staples sectors negatively impacted performance relative to the Russell Midcap® Growth Benchmark Index. Further, an overweight allocation on average to the weakest performing sector of Russell Midcap® Growth Benchmark Index, Consumer Staples, and an underweight allocation to the strongest performing sector, Utilities, dampened relative performance.
» KKR & Co., Inc. (“KKR”) | KKR is a global investment firm managing private equity, credit, and infrastructure strategies. We sold the position as fundraising slowed and exit activity remained limited, leaving management and incentive fees softer than expected.
» Chipotle Mexican Grill, Inc. (“Chipotle”) | Chipotle operates a chain of fast-casual restaurants specializing in Mexican-inspired cuisine with a focus on fresh ingredients. Chipotle’s stock performance was pressured by rising food and labor costs, and investor sentiment was further dampened by leadership uncertainty due to the departure of longtime CEO, Brian Niccol. We exited the position in favor of other opportunities.
Fund Performance
The following graph and table compare the performance data of the Institutional Class shares of the Fund for the applicable periods since inception to the performance data of (i) the Russell 3000® Index, a broad-based index, and (ii) the Russell Midcap® Growth Benchmark Index, an index that more closely reflects the Fund’s principal investment strategies, over the same periods. All indices are unmanaged and investors cannot invest directly in an index. The graph and table below assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on dividends and capital gain distributions or the redemption of fund shares. The graph assumes an initial investment of $100,000.
GROWTH OF $100,000
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended 09/30/2025)	1 Year	Since Inception^
Midcap Growth Focus Fund (Institutional Class/MIDFX)	37.44%	11.34%
Russell 3000® Index	17.41%	11.09%
Russell Midcap® Growth Benchmark Index	22.02%	7.45%
^	December 6, 2021
The Russell 3000® Index measures the performance of the largest 3,000 US companies.
The Russell Midcap® Growth Benchmark Index measures the performance of the mid-capitalization growth sector of the US equity market, and is composed of mid-capitalization US equities that exhibit growth characteristics including higher price-to-book ratios and higher forecasted growth. It is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market, and constituent weights are not capped. The index is a subset of the Russell Midcap® Index, which measures the performance of the mid-capitalization sector of the US equity market.
Performance data quoted above represents past performance, and past performance is not a guarantee of future results. The performance results above reflect any applicable expense waivers or reimbursements in effect during the periods shown, without which the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, Marsico Capital Management, LLC ("Adviser") may recoup fees and expenses previously waived or reimbursed under certain parameters. Recoupment of previously waived fees and expenses or reimbursements results in lower performance returns. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Visit www.marsicofunds.com/performance-and-prices/monthly.fs#institutional-class or call 888-860-8686 to obtain the most recent performance information.
Key Fund Statistics
Fund net assets	$608,370,146
Total number of portfolio holdings	41
Total advisory fees paid during the reporting period	$3,347,715
Portfolio turnover rate as of the end of the reporting period	106%
Graphical Representation of Holdings
The table and charts below show the investment makeup of the Fund. Sector weightings represent the percentage of the Fund’s investments in certain general sectors and may include more than one industry. The Fund’s portfolio composition is subject to change at any time.
Top Ten Equity Holdings
(% of net assets)
GE Vernova, Inc.	4.89%
Robinhood Markets, Inc. - Cl. A	4.61%
Roblox Corp. - Cl. A	4.28%
KLA Corp.	3.79%
Spotify Technology S.A.	3.79%
Siemens Energy A.G.	3.72%
HEICO Corp.	3.50%
Rolls-Royce Holdings PLC	3.49%
TKO Group Holdings, Inc.	3.32%
Amphenol Corp. - Cl. A	3.25%
Sector Allocation
(% of net assets)
Country Allocation
(% of total investments)
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Householding
For shareholders with multiple accounts utilizing the same social security number or tax identification number, the Marsico Funds may deliver a single copy of prospectuses, financial reports and other communications to shareholders in order to reduce expenses. If your shares are held through a financial intermediary, the financial intermediary may utilize other householding methods, such as the same mailing address, to deliver a single copy. If you would prefer that your documents not be subject to householding, please call 888-860-8686 if you hold your shares directly with the Marsico Funds, or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Marsico Funds or your financial intermediary.
For additional information, please scan the QR code to navigate to additional hosted material at www.marsicofunds.com/fund-documents/.

Marsico International Opportunities Fund
Investor Class / MIOFX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Marsico International Opportunities Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Fund Expenses for the Past Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
International Opportunities Fund (Investor Class/MIOFX)	$176	1.50%[1]
[1]	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
For the fiscal year ended September 30, 2025, the Fund’s Investor Class shares posted a total return of (US $) +34.45%, compared to its benchmark index, the MSCI EAFE® Index, which had a total return of (US $) +14.99% over the same period. Below, we discuss some of the effects of the Fund’s investment allocation on its performance as compared to the MSCI EAFE® Index, as well as the Fund’s top stock contributors and detractors. The Fund is not managed to track a benchmark index and may hold a substantially overweight or underweight position in a sector, industry, or security when compared to a benchmark.
TOP PERFORMANCE CONTRIBUTORS
» Investment Allocations | The Fund’s outperformance, as compared to the MSCI EAFE® Index, can primarily be attributed to stock selection in the Industrials, Information Technology, and Communication Services sectors, as defined in the Global Industry Classification Standard. Additionally, an underweight allocation to the weakest performing sector of the benchmark, Health Care, and an overweight allocation to the strong performing sector, Communication Services, further bolstered the Fund’s performance relative to the benchmark index.
» Rolls-Royce Holdings PLC (“Rolls-Royce”) | Rolls-Royce is a global engineering company which, among its other product lines, designs and manufactures aircraft engines and power systems. The company’s earnings strengthened as civil aerospace flying hours recovered sharply and defense demand remained resilient.
» Spotify Technology S.A. (“Spotify”) | Spotify is the world’s largest audio streaming platform, offering music, podcasts, and personalized content recommendations to users globally. The company performed well as subscriber growth remained resilient despite price increases. Disciplined spending further supported improved profitability, underscoring the strength of the platform’s value proposition.
TOP PERFORMANCE DETRACTORS
» Investment Allocations | An underweight allocation to the Financials sector, the strongest performing sector of the benchmark index, had the largest negative effect on performance relative to the benchmark index. Further dampening relative performance was stock selection in the Consumer Discretionary and Health Care sectors. The Fund’s relative performance was also adversely impacted by maintaining an average cash position of approximately 7%, as the benchmark index returned +14.99% during the period.
» Novo Nordisk A/S – Cl. B (“Novo Nordisk”) | Novo Nordisk is a global pharmaceutical company specializing in diabetes care, obesity treatments, and rare diseases. The company’s stock price came under pressure as investors questioned the durability of GLP-1 pricing power and increasing competition. Given these pressures, we sold the position.
» Eli Lilly & Company (“Eli Lilly”) | Eli Lilly is a pharmaceutical company focused on treatments for diabetes, oncology, immunology, and neuroscience. We exited the position as the business struggled with manufacturing bottlenecks and regulatory scrutiny that constrained its ability to meet surging demand for obesity drugs.
Fund Performance
The following graph and table compare the performance data of the Investor Class shares of the Fund for the most recently completed 10 fiscal years to the performance data of a broad-based index over the same periods. All indices are unmanaged and investors cannot invest directly in an index. The graph and table below assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on dividends and capital gain distributions or the redemption of fund shares. The graph assumes an initial investment of $10,000.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended 09/30/2025)	1 Year	5 Years	10 Years
International Opportunities Fund (Investor Class/MIOFX)	34.45%	13.58%	11.80%
MSCI EAFE® Index	14.99%	11.15%	8.17%
The Morgan Stanley Capital International Europe Australasia Far East Index (“MSCI EAFE® Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada.
Performance data quoted above represents past performance, and past performance is not a guarantee of future results. The performance results above reflect any applicable expense waivers or reimbursements in effect during the periods shown, without which the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, Marsico Capital Management, LLC (“Adviser”) may recoup fees and expenses previously waived or reimbursed under certain parameters. Recoupment of previously waived fees and expenses or reimbursements results in lower performance returns. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Visit www.marsicofunds.com/performance-and-prices/monthly.fs or call 888-860-8686 to obtain the most recent performance information.
Key Fund Statistics
Fund net assets	$161,422,436
Total number of portfolio holdings	33
Total net advisory fees paid during the reporting period	$701,282
Portfolio turnover rate as of the end of the reporting period	54%
Graphical Representation of Holdings
The table and charts below show the investment makeup of the Fund. Sector weightings represent the percentage of the Fund’s investments in certain general sectors and may include more than one industry. The Fund’s portfolio composition is subject to change at any time.
Top Ten Equity Holdings
(% of net assets)
Rolls-Royce Holdings PLC	8.56%
Siemens Energy A.G.	6.37%
AppLovin Corp. - Cl. A	4.63%
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	4.23%
NVIDIA Corp.	4.20%
Alibaba Group Holding Ltd.	4.05%
Tencent Holdings Ltd. ADR	3.98%
Microsoft Corp.	3.88%
Meta Platforms, Inc. - Cl. A	3.63%
Safran S.A.	3.57%
Sector Allocation
(% of net assets)
Country Allocation
(% of total investments)
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Householding
For shareholders with multiple accounts utilizing the same social security number or tax identification number, the Marsico Funds may deliver a single copy of prospectuses, financial reports and other communications to shareholders in order to reduce expenses. If your shares are held through a financial intermediary, the financial intermediary may utilize other householding methods, such as the same mailing address, to deliver a single copy. If you would prefer that your documents not be subject to householding, please call 888-860-8686 if you hold your shares directly with the Marsico Funds, or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Marsico Funds or your financial intermediary.
For additional information, please scan the QR code to navigate to additional hosted material at www.marsicofunds.com/fund-documents/.

Marsico International Opportunities Fund
Institutional Class / MIIOX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Marsico International Opportunities Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Fund Expenses for the Past Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
International Opportunities Fund (Institutional Class/MIIOX)	$147	1.25%[1]
[1]	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
For the fiscal year ended September 30, 2025, the Fund’s Institutional Class shares posted a total return of (US $) +34.80%, compared to its benchmark index, the MSCI EAFE® Index, which had a total return of (US $) +14.99% over the same period. Below, we discuss some of the effects of the Fund’s investment allocation on its performance as compared to the MSCI EAFE® Index, as well as the Fund’s top stock contributors and detractors. The Fund is not managed to track a benchmark index and may hold a substantially overweight or underweight position in a sector, industry, or security when compared to a benchmark.
TOP PERFORMANCE CONTRIBUTORS
» Investment Allocations | The Fund’s outperformance, as compared to the MSCI EAFE® Index, can primarily be attributed to stock selection in the Industrials, Information Technology, and Communication Services sectors, as defined in the Global Industry Classification Standard. Additionally, an underweight allocation to the weakest performing sector of the benchmark, Health Care, and an overweight allocation to the strong performing sector, Communication Services, further bolstered the Fund’s performance relative to the benchmark index.
» Rolls-Royce Holdings PLC (“Rolls-Royce”) | Rolls-Royce is a global engineering company which, among its other product lines, designs and manufactures aircraft engines and power systems. The company’s earnings strengthened as civil aerospace flying hours recovered sharply and defense demand remained resilient.
» Spotify Technology S.A. (“Spotify”) | Spotify is the world’s largest audio streaming platform, offering music, podcasts, and personalized content recommendations to users globally. The company performed well as subscriber growth remained resilient despite price increases. Disciplined spending further supported improved profitability, underscoring the strength of the platform’s value proposition.
TOP PERFORMANCE DETRACTORS
» Investment Allocations | An underweight allocation to the Financials sector, the strongest performing sector of the benchmark index, had the largest negative effect on performance relative to the benchmark index. Further dampening relative performance was stock selection in the Consumer Discretionary and Health Care sectors. The Fund’s relative performance was also adversely impacted by maintaining an average cash position of approximately 7%, as the benchmark index returned +14.99% during the period.
» Novo Nordisk A/S – Cl. B (“Novo Nordisk”) | Novo Nordisk is a global pharmaceutical company specializing in diabetes care, obesity treatments, and rare diseases. The company’s stock price came under pressure as investors questioned the durability of GLP-1 pricing power and increasing competition. Given these pressures, we sold the position.
» Eli Lilly & Company (“Eli Lilly”) | Eli Lilly is a pharmaceutical company focused on treatments for diabetes, oncology, immunology, and neuroscience. We exited the position as the business struggled with manufacturing bottlenecks and regulatory scrutiny that constrained its ability to meet surging demand for obesity drugs.
Fund Performance
The following graph and table compare the performance data of the Institutional Class shares of the Fund for the applicable periods since inception to the performance data of a broad-based index over the same periods. All indices are unmanaged and investors cannot invest directly in an index. The graph and table below assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on dividends and capital gain distributions or the redemption of fund shares. The graph assumes an initial investment of $100,000.
GROWTH OF $100,000
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended 09/30/2025)	1 Year	Since Inception^
International Opportunities Fund (Institutional Class/MIIOX)	34.80%	14.45%
MSCI EAFE® Index	14.99%	8.49%
^	December 6, 2021
The Morgan Stanley Capital International Europe Australasia Far East Index (“MSCI EAFE® Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada.
Performance data quoted above represents past performance, and past performance is not a guarantee of future results. The performance results above reflect any applicable expense waivers or reimbursements in effect during the periods shown, without which the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, Marsico Capital Management, LLC (“Adviser”) may recoup fees and expenses previously waived or reimbursed under certain parameters. Recoupment of previously waived fees and expenses or reimbursements results in lower performance returns. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Visit www.marsicofunds.com/performance-and-prices/monthly.fs#institutional-class or call 888-860-8686 to obtain the most recent performance information.
Key Fund Statistics
Fund net assets	$161,422,436
Total number of portfolio holdings	33
Total net advisory fees paid during the reporting period	$701,282
Portfolio turnover rate as of the end of the reporting period	54%
Graphical Representation of Holdings
The table and charts below show the investment makeup of the Fund. Sector weightings represent the percentage of the Fund’s investments in certain general sectors and may include more than one industry. The Fund’s portfolio composition is subject to change at any time.
Top Ten Equity Holdings
(% of net assets)
Rolls-Royce Holdings PLC	8.56%
Siemens Energy A.G.	6.37%
AppLovin Corp. - Cl. A	4.63%
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	4.23%
NVIDIA Corp.	4.20%
Alibaba Group Holding Ltd.	4.05%
Tencent Holdings Ltd. ADR	3.98%
Microsoft Corp.	3.88%
Meta Platforms, Inc. - Cl. A	3.63%
Safran S.A.	3.57%
Sector Allocation
(% of net assets)
Country Allocation
(% of total investments)
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Householding
For shareholders with multiple accounts utilizing the same social security number or tax identification number, the Marsico Funds may deliver a single copy of prospectuses, financial reports and other communications to shareholders in order to reduce expenses. If your shares are held through a financial intermediary, the financial intermediary may utilize other householding methods, such as the same mailing address, to deliver a single copy. If you would prefer that your documents not be subject to householding, please call 888-860-8686 if you hold your shares directly with the Marsico Funds, or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Marsico Funds or your financial intermediary.
For additional information, please scan the QR code to navigate to additional hosted material at www.marsicofunds.com/fund-documents/.

Marsico Global Fund
Investor Class / MGLBX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Marsico Global Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Fund Expenses for the Past Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Global Fund (Investor Class/MGLBX)	$156	1.34%
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
For the fiscal year ended September 30, 2025, the Fund’s Investor Class shares posted a total return of (US $) +33.45%, compared to its benchmark index, the MSCI All Country World® Index, which had a total return of (US $) +17.27% over the same period. Below, we discuss some of the effects of the Fund’s investment allocation on its performance as compared to the MSCI All Country World® Index, as well as the Fund’s top stock contributors and detractors. The Fund is not managed to track a benchmark index and may hold a substantially overweight or underweight position in a sector, industry, or security when compared to a benchmark.
TOP PERFORMANCE CONTRIBUTORS
» Investment Allocations | The Fund’s outperformance, as compared to the MSCI All Country World® Index, can primarily be attributed to strong stock selection in the Industrials, Communication Services, and Information Technology sectors, as defined in the Global Industry Classification Standard. Additionally, an underweight allocation to the weakest performing sector of the benchmark index, Health Care, and an overweight allocation to the strongest performing sector of the benchmark index, Communication Services, boosted relative performance results.
» Rolls-Royce Holdings PLC (“Rolls-Royce”) | Rolls-Royce is a global engineering company which, among its other product lines, designs and manufactures aircraft engines and power systems. The company’s earnings strengthened as civil aerospace flying hours recovered sharply and defense demand remained resilient.
» GE Vernova, Inc. (“GE Vernova”) | GE Vernova is a leading provider of power generation and grid technologies, spanning gas, wind, and electrification systems. GE Vernova’s earnings results improved based on surging orders tied to its data center and artificial intelligence buildouts, which created backlogs of demand for its products, combined with generally strong demand for its renewable energy and grid modernization technologies.
TOP PERFORMANCE DETRACTORS
» Investment Allocations | Weak stock selection in the Consumer Discretionary, Health Care, and Financials sectors had a negative effect on performance relative to the benchmark index. An underweight allocation to the strong performing Financials sector created a further drag on performance.
» Novo Nordisk A/S – Cl. B (“Novo Nordisk”) | Novo Nordisk is a global pharmaceutical company specializing in diabetes care, obesity treatments, and rare diseases. The company’s stock price came under pressure as investors questioned the durability of GLP-1 pricing power and increasing competition. Given these pressures, we sold the position.
» The Goldman Sachs Group, Inc. (“Goldman Sachs”) | Goldman Sachs is a global investment bank providing services in trading, investment banking, and asset management. Results were hampered by weaker capital markets activity, including subdued IPO issuance and lower advisory revenues.
Fund Performance
The following graph and table compare the performance data of the Investor Class shares of the Fund for the most recently completed 10 fiscal years to the performance data of a broad-based index over the same periods. All indices are unmanaged and investors cannot invest directly in an index. The graph and table below assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on dividends and capital gain distributions or the redemption of fund shares. The graph assumes an initial investment of $10,000.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended 09/30/2025)	1 Year	5 Years	10 Years
Global Fund (Investor Class/MGLBX)	33.45%	13.69%	15.71%
MSCI All Country World® Index	17.27%	13.54%	11.91%
The Morgan Stanley Capital International All Country World Index ("MSCI All Country World® Index") is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
Performance data quoted above represents past performance, and past performance is not a guarantee of future results. The performance results above reflect any applicable expense waivers or reimbursements in effect during the periods shown, without which the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, Marsico Capital Management, LLC (“Adviser”) may recoup fees and expenses previously waived or reimbursed under certain parameters. Recoupment of previously waived fees and expenses or reimbursements results in lower performance returns. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Visit www.marsicofunds.com/performance-and-prices/monthly.fs or call 888-860-8686 to obtain the most recent performance information.
Key Fund Statistics
Fund net assets	$462,588,091
Total number of portfolio holdings	29
Total advisory fees paid during the reporting period	$3,128,132
Portfolio turnover rate as of the end of the reporting period	68%
Graphical Representation of Holdings
The table and charts below show the investment makeup of the Fund. Sector weightings represent the percentage of the Fund’s investments in certain general sectors and may include more than one industry. The Fund’s portfolio composition is subject to change at any time.
Top Ten Equity Holdings
(% of net assets)
Rolls-Royce Holdings PLC	7.32%
AppLovin Corp. - Cl. A	6.10%
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	6.07%
Meta Platforms, Inc. - Cl. A	5.37%
General Electric Co. DBA GE Aerospace	5.00%
Siemens Energy A.G.	4.96%
Spotify Technology S.A.	4.88%
GE Vernova, Inc.	4.64%
Tencent Holdings Ltd. ADR	4.42%
Netflix, Inc.	4.38%
Sector Allocation
(% of net assets)
Country Allocation
(% of total investments)
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Householding
For shareholders with multiple accounts utilizing the same social security number or tax identification number, the Marsico Funds may deliver a single copy of prospectuses, financial reports and other communications to shareholders in order to reduce expenses. If your shares are held through a financial intermediary, the financial intermediary may utilize other householding methods, such as the same mailing address, to deliver a single copy. If you would prefer that your documents not be subject to householding, please call 888-860-8686 if you hold your shares directly with the Marsico Funds, or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Marsico Funds or your financial intermediary.
For additional information, please scan the QR code to navigate to additional hosted material at www.marsicofunds.com/fund-documents/.

Marsico Global Fund
Institutional Class / MIGOX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Marsico Global Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Fund Expenses for the Past Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Global Fund (Institutional Class/MIGOX)	$125	1.07%
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
For the fiscal year ended September 30, 2025, the Fund’s Institutional Class shares posted a total return of (US $) +33.81%, compared to its benchmark index, the MSCI All Country World® Index, which had a total return of (US $) +17.27% over the same period. Below, we discuss some of the effects of the Fund’s investment allocation on its performance as compared to the MSCI All Country World® Index, as well as the Fund’s top stock contributors and detractors. The Fund is not managed to track a benchmark index and may hold a substantially overweight or underweight position in a sector, industry, or security when compared to a benchmark.
TOP PERFORMANCE CONTRIBUTORS
» Investment Allocations | The Fund’s outperformance, as compared to the MSCI All Country World® Index, can primarily be attributed to strong stock selection in the Industrials, Communication Services, and Information Technology sectors, as defined in the Global Industry Classification Standard. Additionally, an underweight allocation to the weakest performing sector of the benchmark index, Health Care, and an overweight allocation to the strongest performing sector of the benchmark index, Communication Services, boosted relative performance results.
» Rolls-Royce Holdings PLC (“Rolls-Royce”) | Rolls-Royce is a global engineering company which, among its other product lines, designs and manufactures aircraft engines and power systems. The company’s earnings strengthened as civil aerospace flying hours recovered sharply and defense demand remained resilient.
» GE Vernova, Inc. (“GE Vernova”) | GE Vernova is a leading provider of power generation and grid technologies, spanning gas, wind, and electrification systems. GE Vernova’s earnings results improved based on surging orders tied to its data center and artificial intelligence buildouts, which created backlogs of demand for its products, combined with generally strong demand for its renewable energy and grid modernization technologies.
TOP PERFORMANCE DETRACTORS
» Investment Allocations | Weak stock selection in the Consumer Discretionary, Health Care, and Financials sectors had a negative effect on performance relative to the benchmark index. An underweight allocation to the strong performing Financials sector created a further drag on performance.
» Novo Nordisk A/S – Cl. B (“Novo Nordisk”) | Novo Nordisk is a global pharmaceutical company specializing in diabetes care, obesity treatments, and rare diseases. The company’s stock price came under pressure as investors questioned the durability of GLP-1 pricing power and increasing competition. Given these pressures, we sold the position.
» The Goldman Sachs Group, Inc. (“Goldman Sachs”) | Goldman Sachs is a global investment bank providing services in trading, investment banking, and asset management. Results were hampered by weaker capital markets activity, including subdued IPO issuance and lower advisory revenues.
Fund Performance
The following graph and table compare the performance data of the Institutional Class shares of the Fund for the applicable periods since inception to the performance data of a broad-based index over the same periods. All indices are unmanaged and investors cannot invest directly in an index. The graph and table below assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on dividends and capital gain distributions or the redemption of fund shares. The graph assumes an initial investment of $100,000.
GROWTH OF $100,000
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended 09/30/2025)	1 Year	Since Inception^
Global Fund (Institutional Class/MIGOX)	33.81%	13.53%
MSCI All Country World® Index	17.27%	9.96%
^	December 6, 2021
The Morgan Stanley Capital International All Country World Index ("MSCI All Country World® Index") is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
Performance data quoted above represents past performance, and past performance is not a guarantee of future results. The performance results above reflect any applicable expense waivers or reimbursements in effect during the periods shown, without which the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, Marsico Capital Management, LLC (“Adviser”) may recoup fees and expenses previously waived or reimbursed under certain parameters. Recoupment of previously waived fees and expenses or reimbursements results in lower performance returns. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Visit www.marsicofunds.com/performance-and-prices/monthly.fs#institutional-class or call 888-860-8686 to obtain the most recent performance information.
Key Fund Statistics
Fund net assets	$462,588,091
Total number of portfolio holdings	29
Total advisory fees paid during the reporting period	$3,128,132
Portfolio turnover rate as of the end of the reporting period	68%
Graphical Representation of Holdings
The table and charts below show the investment makeup of the Fund. Sector weightings represent the percentage of the Fund’s investments in certain general sectors and may include more than one industry. The Fund’s portfolio composition is subject to change at any time.
Top Ten Equity Holdings
(% of net assets)
Rolls-Royce Holdings PLC	7.32%
AppLovin Corp. - Cl. A	6.10%
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	6.07%
Meta Platforms, Inc. - Cl. A	5.37%
General Electric Co. DBA GE Aerospace	5.00%
Siemens Energy A.G.	4.96%
Spotify Technology S.A.	4.88%
GE Vernova, Inc.	4.64%
Tencent Holdings Ltd. ADR	4.42%
Netflix, Inc.	4.38%
Sector Allocation
(% of net assets)
Country Allocation
(% of total investments)
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Householding
For shareholders with multiple accounts utilizing the same social security number or tax identification number, the Marsico Funds may deliver a single copy of prospectuses, financial reports and other communications to shareholders in order to reduce expenses. If your shares are held through a financial intermediary, the financial intermediary may utilize other householding methods, such as the same mailing address, to deliver a single copy. If you would prefer that your documents not be subject to householding, please call 888-860-8686 if you hold your shares directly with the Marsico Funds, or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Marsico Funds or your financial intermediary.
For additional information, please scan the QR code to navigate to additional hosted material at www.marsicofunds.com/fund-documents/.

(b)	Not applicable.

Item 2.	Code of Ethics

(a)           The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of this code of ethics is attached hereto as Exhibit (a).

(b)           Not used.

(c)           There were no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)           The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	See attached Exhibit (a).

Item 3.	Audit Committee Financial Expert

(a)(1)      The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)      Mr. Matthew C. Flavin is the audit committee financial expert. Mr. Flavin is “independent” under the applicable rules.

Item 4.	Principal Accountant Fees and Services

In each of the fiscal years ended September 30, 2025 and September 30, 2024, the aggregate Audit Fees billed (or to be billed) by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements as well as reimbursable expenses are listed below.

(a)	Audit Fees.

2025	2024
$226,600	$220,000

(b)	Audit-Related Fees.

In each of the fiscal years ended September 30, 2025 and September 30, 2024, the aggregate Audit-Related Fees billed (or to be billed) by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of each fund's financial statements, but not reported as Audit Fees, are shown in the table below.

2025	2024
$0	$0

(c)	Tax Fees.

In each of the fiscal years ended September 30, 2025 and September 30, 2024 the aggregate Tax Fees billed (or to be billed) by PwC for professional services rendered for tax compliance, tax advice, and tax planning are shown in the table below.

2025	2024
$65,007	$63,113

All of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees.

In each of the fiscal years ended September 30, 2025 and September 30, 2024 the aggregate Other Fees billed (or to be billed) by PwC for all other non-audit services rendered are shown in the table below.

2025	2024
$0	$0

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

Pursuant to the Trust’s Audit Committee Charter and Policies and Procedures (collectively, the “Procedures”), the Audit Committee has adopted pre-approval policies and procedures to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Trust by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Trust’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Trust (collectively, any “Service Affiliates”) if the engagement directly relates to the Trust’s operations and financial reporting.

In accordance with the Procedures, the Committee is responsible for the engagement of the independent accountant to certify the Trust’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Trust and its Service Affiliates, the Procedures provide that the Committee may pre-approve such services on a project-by-project basis as they arise. The Procedures also permit the Committee to delegate authority to the Audit Committee Chairman (the “Designated Member”) to pre-approve any proposed non-audit services that have not been previously approved by the Committee, subject to certain conditions. Any action by the Designated Member in approving a requested non-audit service shall be presented to the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the independent auditor’s provision of a requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

(e)(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

100% of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)            According to PwC for the fiscal year ended September 30, 2025, the percentage of hours spent on the audit of the Marsico Funds’ financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

2025
PwC work performed by persons who are not full-time:	0%

(g)           In each of the fiscal years ended September 30, 2025 and September 30, 2024, the aggregate fees billed (or to be billed) by PwC relating to non-audit services that were rendered to the Trust, to its investment adviser, and to any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust are shown in the table below.

2025	2024
$0	$0

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Investments

(a)	The schedule of investments in securities of unaffiliated issuers is included as part of the financial statements filed under Item 7 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	The registrant’s financial statements are attached herewith.

THE MARSICO INVESTMENT FUND

ANNUAL FINANCIAL STATEMENTS AND OTHER INFORMATION

SEPTEMBER 30, 2025

MARSICO
FUNDS®

Class/Ticker

MARSICO FOCUS FUND INVESTOR CLASS (MFOCX) INSTITUTIONAL CLASS (MIFOX)
MARSICO GROWTH FUND INVESTOR CLASS (MGRIX) INSTITUTIONAL CLASS (MIGWX)
MARSICO MIDCAP GROWTH FOCUS FUND INVESTOR CLASS (MXXIX) INSTITUTIONAL CLASS (MIDFX)
MARSICO INTERNATIONAL OPPORTUNITIES FUND INVESTOR CLASS (MIOFX) INSTITUTIONAL CLASS (MIIOX)
MARSICO GLOBAL FUND INVESTOR CLASS (MGLBX) INSTITUTIONAL CLASS (MIGOX)

SCHEDULE OF INVESTMENTS

MARSICO FOCUS FUND

SCHEDULE OF INVESTMENTS

As of September 30, 2025

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
General Electric Co. DBA GE Aerospace	239,644	$72,089,708	6.56%
The Boeing Company*	220,560	47,603,465	4.33
		119,693,173	10.89
Application Software
AppLovin Corp. - Cl. A*	34,590	24,854,299	2.26

Automobile Manufacturers
Tesla, Inc.*	37,420	16,641,422	1.51

Broadline Retail
Amazon.com, Inc.*	322,395	70,788,270	6.44

Consumer Staples Merchandise Retail
Costco Wholesale Corp.	43,148	39,939,083	3.63

Diversified Banks
Citigroup, Inc.	345,998	35,118,797	3.20

Heavy Electrical Equipment
GE Vernova, Inc.	85,535	52,595,472	4.79

Hotels, Resorts & Cruise Lines
Booking Holdings, Inc.	5,551	29,971,348	2.73

Interactive Media & Services
Alphabet, Inc. - Cl. A	177,061	43,043,529	3.92
Meta Platforms, Inc. - Cl. A	135,618	99,595,147	9.06
		142,638,676	12.98
Internet Services & Infrastructure
CoreWeave, Inc. - Cl. A*	94,704	12,960,242	1.18

Investment Banking & Brokerage
The Goldman Sachs Group, Inc.	45,948	36,590,690	3.33

Movies & Entertainment
Netflix, Inc.*	44,443	53,283,602	4.85

Semiconductor Materials & Equipment
ASML Holding N.V. - NY Reg. Shs.	41,861	40,525,216	3.69

Semiconductors
NVIDIA Corp.	516,887	96,440,776	8.78
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	191,930	53,604,130	4.88
		150,044,906	13.66
Specialty Chemicals
The Sherwin-Williams Company	67,717	23,447,688	2.13

Systems Software
Microsoft Corp.	199,254	103,203,609	9.39

Technology Hardware, Storage & Peripherals
Apple, Inc.	295,855	75,333,559	6.86

Transaction & Payment Processing Services
Visa, Inc. - Cl. A	104,908	35,813,493	3.26

TOTAL COMMON STOCKS
(Cost $464,166,732)		1,063,443,545	96.78

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund -Premier Class, 4.06%#	39,582,747	39,582,747	3.60

TOTAL SHORT-TERM INVESTMENTS
(Cost $39,582,747)		39,582,747	3.60

TOTAL INVESTMENTS
(Cost $503,749,479)		1,103,026,292	100.38

Liabilities, Less Cash and Other Assets		(4,208,741)	(0.38)

NET ASSETS		$1,098,817,551	100.00%

SCHEDULE OF INVESTMENTS

SUMMARY OF FAIR VALUE MEASUREMENTS

As of September 30, 2025, all investments disclosed in the preceding Schedule of Investments were classified as Level 1.

For more information on investment valuation and valuation inputs, refer to Note 2(a) in the Notes to Financial Statements.

*	Non-income producing.
#	Rate shown is the 7-day yield as of September 30, 2025.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

MARSICO GROWTH FUND

SCHEDULE OF INVESTMENTS

As of September 30, 2025

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
General Electric Co. DBA GE Aerospace	50,151	$15,086,424	3.67%
HEICO Corp.	50,781	16,393,122	3.98
The Boeing Company*	38,197	8,244,059	2.00
		39,723,605	9.65
Application Software
AppLovin Corp. - Cl. A*	12,272	8,817,923	2.14

Automobile Manufacturers
Tesla, Inc.*	12,250	5,447,820	1.32

Broadline Retail
Amazon.com, Inc.*	115,012	25,253,185	6.13

Consumer Finance
American Express Company	12,251	4,069,292	0.99

Consumer Staples Merchandise Retail
Costco Wholesale Corp.	17,860	16,531,752	4.02

Diversified Support Services
Cintas Corp.	11,268	2,312,870	0.56

Financial Exchanges & Data
Moody's Corp.	17,177	8,184,497	1.99

Heavy Electrical Equipment
GE Vernova, Inc.	13,414	8,248,269	2.00

Interactive Media & Services
Alphabet, Inc. - Cl. A	83,636	20,331,912	4.94
Meta Platforms, Inc. - Cl. A	39,920	29,316,449	7.12
		49,648,361	12.06
Internet Services & Infrastructure
Shopify, Inc. - Cl. A*	26,945	4,004,296	0.97

Investment Banking & Brokerage
Robinhood Markets, Inc. - Cl. A*	143,019	20,477,460	4.97

Movies & Entertainment
Netflix, Inc.*	19,487	23,363,354	5.68
Spotify Technology S.A.*	19,948	13,923,704	3.38
The Walt Disney Company	112,328	12,861,556	3.12
		50,148,614	12.18
Passenger Ground Transportation
Uber Technologies, Inc.*	99,630	9,760,751	2.37

Restaurants
Chipotle Mexican Grill, Inc.*	113,842	4,461,468	1.08

Semiconductors
Broadcom, Inc.	55,617	18,348,605	4.46
NVIDIA Corp.	184,543	34,432,033	8.36
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	42,073	11,750,568	2.85
		64,531,206	15.67
Specialty Chemicals
The Sherwin-Williams Company	29,324	10,153,728	2.47

Systems Software
Microsoft Corp.	56,959	29,501,914	7.17

Technology Hardware, Storage & Peripherals
Apple, Inc.	98,261	25,020,198	6.08

Transaction & Payment Processing Services
Mastercard, Inc. - Cl. A	31,777	18,075,075	4.39
Visa, Inc. - Cl. A	16,751	5,718,457	1.39
		23,793,532	5.78
TOTAL COMMON STOCKS
(Cost $179,725,995)		410,090,741	99.60

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 4.06%#	4,428,467	4,428,467	1.08

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,428,467)		4,428,467	1.08

TOTAL INVESTMENTS
(Cost $184,154,462)		414,519,208	100.68

Liabilities, Less Cash and Other Assets		(2,785,457)	(0.68)

NET ASSETS		$411,733,751	100.00%

SCHEDULE OF INVESTMENTS

SUMMARY OF FAIR VALUE MEASUREMENTS

As of September 30, 2025, all investments disclosed in the preceding Schedule of Investments were classified as Level 1.

For more information on investment valuation and valuation inputs, refer to Note 2(a) in the Notes to Financial Statements.

*	Non-income producing.
#	Rate shown is the 7-day yield as of September 30, 2025.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

MARSICO MIDCAP GROWTH FOCUS FUND

SCHEDULE OF INVESTMENTS

As of September 30, 2025

	Number of Shares/ Warrants	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
AAR CORP.*	205,678	$18,443,146	3.03%
HEICO Corp.	65,945	21,288,365	3.50
Rolls-Royce Holdings PLC	1,326,176	21,224,524	3.49
VSE Corp.	105,721	17,575,059	2.89
		78,531,094	12.91
Application Software
Clear Secure, Inc. - Cl. A	324,241	10,823,165	1.78
Constellation Software, Inc.	5,185	14,075,466	2.32
Unity Software, Inc.*	462,332	18,511,773	3.04
		43,410,404	7.14
Automotive Retail
O'Reilly Automotive, Inc.*	136,140	14,677,253	2.41

Coal & Consumable Fuels
Centrus Energy Corp. - Cl. A*	40,327	12,504,193	2.06

Construction & Engineering
Everus Construction Group, Inc.*	30,906	2,650,190	0.44

Diversified Support Services
Cintas Corp.	79,932	16,406,842	2.70

Electrical Components & Equipment
AMETEK, Inc.	48,635	9,143,380	1.50

Electronic Components
Amphenol Corp. - Cl. A	159,678	19,760,152	3.25

Environmental & Facilities Services
Rollins, Inc.	153,997	9,045,784	1.49

Heavy Electrical Equipment
GE Vernova, Inc.	48,396	29,758,700	4.89
Siemens Energy A.G.*	194,025	22,647,397	3.72
		52,406,097	8.61
Hotels, Resorts & Cruise Lines
Viking Holdings Ltd.*	291,109	18,095,335	2.97

Independent Power Producers & Energy Traders
Talen Energy Corp.*	42,928	18,260,713	3.00

Insurance Brokers
Ryan Specialty Holdings, Inc.	271,230	15,286,523	2.51

Interactive Home Entertainment
Roblox Corp. - Cl. A*	188,150	26,062,538	4.28
Take-Two Interactive Software, Inc.*	29,582	7,642,806	1.26
		33,705,344	5.54
Internet Services & Infrastructure
Wix.com Ltd.*	33,441	5,940,125	0.98

Investment Banking & Brokerage
Evercore, Inc. - Cl. A	50,839	17,149,011	2.82
Robinhood Markets, Inc. - Cl. A*	195,754	28,028,058	4.61
		45,177,069	7.43
Leisure Products
Acushnet Holdings Corp.	100,319	7,874,038	1.29

Managed Health Care
Alignment Healthcare, Inc.*	713,341	12,447,800	2.05

Movies & Entertainment
Spotify Technology S.A.*	33,055	23,072,390	3.79
TKO Group Holdings, Inc.	99,947	20,185,296	3.32
		43,257,686	7.11
Passenger Airlines
United Airlines Holdings, Inc.*	172,692	16,664,778	2.74

Passenger Ground Transportation
Lyft, Inc. - Cl. A*	296,849	6,533,646	1.07

Real Estate Services
CBRE Group, Inc. - Cl. A*	103,825	16,358,667	2.69

Restaurants
Texas Roadhouse, Inc.	36,584	6,078,432	1.00

Semiconductor Materials & Equipment
KLA Corp.	21,400	23,082,040	3.79

Semiconductors
MACOM Technology Solutions Holdings, Inc.*	43,726	5,443,450	0.89

Soft Drinks & Non-alcoholic Beverages
Celsius Holdings, Inc.*	160,078	9,202,884	1.51
Coca-Cola Europacific Partners PLC	119,262	10,782,478	1.77
		19,985,362	3.28
Systems Software
Nebius Group N.V.*	110,332	12,386,974	2.04

Trading Companies & Distributors
United Rentals, Inc.	9,690	9,250,655	1.52
Watsco, Inc.	14,415	5,827,985	0.96
		15,078,640	2.48
TOTAL COMMON STOCKS
(Cost $357,525,069)		580,192,011	95.37

WARRANTS
Application Software
Constellation Software, Inc.
Warrants, Strike Price: Pending,
Expiration Date: March 31, 2040*@^	5,185	0	0.00

TOTAL WARRANTS
(Cost $0)		0	0.00

SHORT-TERM INVESTMENTS
State Street Institutional Treasury
Money Market Fund -
Premier Class, 4.06%#	84,272,631	84,272,631	13.85

TOTAL SHORT-TERM INVESTMENTS
(Cost $84,272,631)		84,272,631	13.85

TOTAL INVESTMENTS
(Cost $441,797,700)		664,464,642	109.22

Liabilities, Less Cash and Other Assets		(56,094,496)	(9.22)

NET ASSETS		$608,370,146	100.00%

SCHEDULE OF INVESTMENTS

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Market Value	Percent of Investment Securities
Canada	$14,075,466	2.12%
Germany	22,647,397	3.41
Israel	5,940,125	0.89
Netherlands	12,386,974	1.87
Sweden	23,072,390	3.47
United Kingdom	32,007,002	4.81
United States(1)	554,335,288	83.43
	$664,464,642	100.00%

(1) Includes short-term securities.

SUMMARY OF FAIR VALUE MEASUREMENTS

The following is a summary of the fair values of the Fund's investments according to the valuation inputs utilized as of September 30, 2025.

Fund Investment by Major Security Type	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Assets
Common Stocks	$580,192,011	$—	$—		$580,192,011
Warrants
Information Technology	—	—	—	**	—
Short-term Investments	84,272,631	—	—		84,272,631
	$664,464,642	$—	$—		$664,464,642

**  Constellation Software, Inc. warrants represent the only Level 3 security held by the Fund.

For more information on investment valuation and valuation inputs, refer to Note 2(a) in the Notes to Financial Statements.

*	Non-income producing.
@	Security valued at fair value using significant unobservable inputs as determined in good faith by Marsico Capital Management, LLC (the "Adviser"), as the Fund's Board of Trustees' valuation designee, in accordance with the Fund's policy and procedures. As of September 30, 2025, the total value of Level 3 securities was $0, which represents 0.00% of the Fund's net assets.
^	As of September 30, 2025, certain information for the security, such as the strike price, is pending announcement by the issuer.
#	Rate shown is the 7-day yield as of September 30, 2025.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

MARSICO INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

As of September 30, 2025

	Number of Shares/ Warrants	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
Airbus S.E.	19,280	$4,468,287	2.77%
General Electric Co. DBA GE Aerospace	16,464	4,952,700	3.07
Rolls-Royce Holdings PLC	863,014	13,811,938	8.56
Safran S.A.	16,369	5,767,332	3.57
The Boeing Company*	18,360	3,962,639	2.45
		32,962,896	20.42
Apparel, Accessories & Luxury Goods
Hermes International	1,230	3,008,023	1.86

Application Software
AppLovin Corp. - Cl. A*	10,400	7,472,816	4.63
Constellation Software, Inc.	1,013	2,749,942	1.70
SAP S.E.	18,351	4,910,106	3.04
		15,132,864	9.37
Automobile Manufacturers
Ferrari N.V.	5,917	2,871,047	1.78

Broadline Retail
Alibaba Group Holding Ltd.	287,200	6,532,347	4.05
Sea Ltd. ADR*	22,599	4,039,119	2.50
		10,571,466	6.55
Consumer Electronics
Sony Group Corp. Spon. ADR	144,018	4,146,278	2.57

Diversified Financial Services
Sony Financial Group, Inc. ADR*@	28,803	159,569	0.10

Heavy Electrical Equipment
GE Vernova, Inc.	7,085	4,356,567	2.70
Siemens Energy A.G.*	88,135	10,287,480	6.37
Siemens Energy A.G. ADR*	3,029	355,998	0.22
		15,000,045	9.29
Interactive Home Entertainment
Nintendo Co., Ltd.	50,000	4,329,378	2.68

Interactive Media & Services
Meta Platforms, Inc. - Cl. A	7,968	5,851,540	3.63
Tencent Holdings Ltd. ADR	75,532	6,431,550	3.98
		12,283,090	7.61
Internet Services & Infrastructure
Shopify, Inc. - Cl. A*	19,204	2,853,906	1.77

Movies & Entertainment
Netflix, Inc.*	2,837	3,401,336	2.11
Spotify Technology S.A.*	8,231	5,745,238	3.56
		9,146,574	5.67
Passenger Airlines
Ryanair Holdings PLC Spon. ADR	42,804	2,577,657	1.60

Semiconductor Materials & Equipment
ASML Holding N.V.	5,343	5,194,632	3.22

Semiconductors
ARM Holdings PLC ADR*	22,027	3,116,600	1.93
NVIDIA Corp.	36,320	6,776,586	4.20
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	24,449	6,828,361	4.23
		16,721,547	10.36
Soft Drinks & Non-alcoholic Beverages
Coca-Cola Europacific Partners PLC	44,575	4,030,026	2.50

Systems Software
Microsoft Corp.	12,089	6,261,498	3.88
Nebius Group N.V.*	46,786	5,252,664	3.25
		11,514,162	7.13

TOTAL COMMON STOCKS
(Cost $106,005,420)		152,503,160	94.48

WARRANTS
Application Software
Constellation Software, Inc.
Warrants, Strike Price: Pending,
Expiration Date: March 31, 2040*@&^	306	0	0.00

TOTAL WARRANTS
(Cost $0)		0	0.00

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 4.06%#	12,128,559	12,128,559	7.51

TOTAL SHORT-TERM INVESTMENTS
(Cost $12,128,559)		12,128,559	7.51

TOTAL INVESTMENTS
(Cost $118,133,979)		164,631,719	101.99

Liabilities, Less Cash and Other Assets		(3,209,283)	(1.99)

NET ASSETS		$161,422,436	100.00%

SCHEDULE OF INVESTMENTS

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Market Value	Percent of Investment Securities
Canada	$5,603,848	3.40%
China/Hong Kong	12,963,897	7.88
France	13,243,642	8.04
Germany	15,553,584	9.44
Ireland	2,577,657	1.57
Italy	2,871,047	1.74
Japan	8,635,225	5.25
Netherlands	10,447,296	6.34
Singapore	4,039,119	2.45
Sweden	5,745,238	3.49
Taiwan	6,828,361	4.15
United Kingdom	20,958,564	12.73
United States(1)	55,164,241	33.52
	$164,631,719	100.00%

(1)  Includes short-term securities.

SUMMARY OF FAIR VALUE MEASUREMENTS

The following is a summary of the fair values of the Fund's investments according to the valuation inputs utilized as of September 30, 2025.

Fund Investment by Major Security Type	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Assets
Common Stocks	$152,343,591	$159,569	$—		$152,503,160
Warrants
Information Technology	—	—	—	**	—
Short-term Investments	12,128,559	—	—		12,128,559
	$164,472,150	$159,569	$—		$164,631,719

**  Constellation Software, Inc. warrants represent the only Level 3 securities held by the Fund.

For more information on investment valuation and valuation inputs, refer to Note 2(a) in the Notes to Financial Statements.

*	Non-income producing.
@	Security valued at fair value as determined in good faith by the Adviser, as the Fund’s Board of Trustees’ valuation designee, in accordance with the Fund’s policy and procedures.
&	As of September 30, 2025 the total value of Level 3 securities was $0, which represents 0.00% of the Fund’s net assets.
^	As of September 30, 2025, certain information for the security, such as the strike price, is pending announcement by the issuer.
#	Rate shown is the 7-day yield as of September 30, 2025.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

MARSICO GLOBAL FUND

SCHEDULE OF INVESTMENTS

As of September 30, 2025

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
Airbus S.E.	42,935	$9,950,513	2.15%
General Electric Co. DBA GE Aerospace	76,954	23,149,302	5.00
Rolls-Royce Holdings PLC	2,114,160	33,835,659	7.32
Safran S.A.	40,461	14,255,729	3.08
The Boeing Company*	58,944	12,721,884	2.75
		93,913,087	20.30
Apparel, Accessories & Luxury Goods
Hermes International	3,986	9,747,952	2.11

Application Software
AppLovin Corp. - Cl. A*	39,254	28,205,569	6.10
Palantir Technologies, Inc. - Cl. A*	89,182	16,268,580	3.52
SAP S.E. Spon. ADR	27,545	7,360,300	1.59
		51,834,449	11.21
Automobile Manufacturers
Ferrari N.V.	14,344	6,959,996	1.50

Automotive Retail
O'Reilly Automotive, Inc.*	65,245	7,034,063	1.52

Broadline Retail
Amazon.com, Inc.*	82,846	18,190,496	3.93

Consumer Staples Merchandise Retail
Costco Wholesale Corp.	13,046	12,075,769	2.61

Diversified Banks
JPMorgan Chase & Company	43,759	13,802,901	2.98

Heavy Electrical Equipment
GE Vernova, Inc.	34,915	21,469,233	4.64
Siemens Energy A.G.*	196,392	22,923,683	4.96
Siemens Energy A.G. ADR*	12,398	1,457,137	0.31
		45,850,053	9.91
Interactive Home Entertainment
Nintendo Co., Ltd. ADR	408,959	8,727,185	1.89
Roblox Corp. - Cl. A*	59,299	8,214,098	1.77
		16,941,283	3.66
Interactive Media & Services
Meta Platforms, Inc. - Cl. A	33,816	24,833,794	5.37
Tencent Holdings Ltd. ADR	240,123	20,446,474	4.42
		45,280,268	9.79
Investment Banking & Brokerage
The Goldman Sachs Group, Inc.	18,449	14,691,861	3.18

Movies & Entertainment
Netflix, Inc.*	16,875	20,231,775	4.38
Spotify Technology S.A.*	32,357	22,585,186	4.88
		42,816,961	9.26
Semiconductor Materials & Equipment
ASML Holding N.V. - NY Reg. Shs.	17,601	17,039,352	3.68

Semiconductors
NVIDIA Corp.	93,794	17,500,084	3.78
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	100,423	28,047,140	6.07
		45,547,224	9.85
Systems Software
Microsoft Corp.	34,362	17,797,798	3.85

TOTAL COMMON STOCKS
(Cost $239,326,312)		459,523,513	99.34

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 4.06%#	2,499,351	2,499,351	0.54

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,499,351)		2,499,351	0.54

TOTAL INVESTMENTS
(Cost $241,825,663)		462,022,864	99.88

Cash and Other Assets, Less Liabilities		565,227	0.12

NET ASSETS		$462,588,091	100.00%

SCHEDULE OF INVESTMENTS

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Market Value	Percent of Investment Securities
China/Hong Kong	$20,446,474	4.43%
France	33,954,194	7.36
Germany	31,741,120	6.86
Italy	6,959,996	1.50
Japan	8,727,185	1.89
Netherlands	17,039,352	3.69
Sweden	22,585,186	4.89
Taiwan	28,047,140	6.07
United Kingdom	33,835,659	7.32
United States(1)	258,686,558	55.99
	$462,022,864	100.00%

(1)  Includes short-term securities.

SUMMARY OF FAIR VALUE MEASUREMENTS

As of September 30, 2025, all investments disclosed in the preceding Schedule of Investments were classified as Level 1.

For more information on investment valuation and valuation inputs, refer to Note 2(a) in the Notes to Financial Statements.

*	Non-income producing.
#	Rate shown is the 7-day yield as of September 30, 2025.

See notes to financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2025

(Amounts in thousands)	MARSICO FOCUS FUND	MARSICO GROWTH FUND

ASSETS
Investments, at value (cost $503,749, $184,154, $441,798, $118,134, and $241,826, respectively)	$1,103,026	$414,519
Cash	—	—
Receivable for capital stock sold	542	4
Dividends receivable	303	63
Prepaid expenses and other assets	3,729	1,586
Total Assets	1,107,600	416,172

LIABILITIES
Payable for investments purchased	—	—
Payable for capital stock redeemed	762	256
Payable to investment adviser	644	262
Accrued trustees' fees	3,698	1,562
Accrued distribution fee	3,335	2,198
Accrued professional fees	146	63
Accrued transfer agent fees and expenses	86	29
Accrued expenses and other liabilities	111	68
Total Liabilities	8,782	4,438

NET ASSETS	$1,098,818	$411,734

NET ASSETS CONSIST OF
Paid-in-capital	$351,414	$130,662
Total distributable earnings	747,404	281,072
NET ASSETS	$1,098,818	$411,734

NET ASSET VALUE INFORMATION BY CLASS

INVESTOR CLASS:
Net Assets	$904,180	$361,811
Shares Outstanding, $0.001 par value (Unlimited shares authorized)	27,219	12,344
NET ASSET VALUE, REDEMPTION PRICE, AND OFFERING PRICE PER SHARE (NET ASSETS/SHARES OUTSTANDING)*	$33.22	$29.31

INSTITUTIONAL CLASS:
Net Assets	$194,638	$49,923
Shares Outstanding, $0.001 par value (Unlimited shares authorized)	5,790	1,686
NET ASSET VALUE, REDEMPTION PRICE, AND OFFERING PRICE PER SHARE (NET ASSETS/SHARES OUTSTANDING)*	$33.62	$29.61

*	Not in thousands, based on unrounded net assets and shares outstanding.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO MIDCAP GROWTH FOCUS FUND	MARSICO INTERNATIONAL OPPORTUNITIES FUND	MARSICO GLOBAL FUND

$664,465	$164,632	$462,023
—	22	—
766	298	1,076
143	168	226
1,421	260	976
666,795	165,380	464,301

55,631	3,305	—
42	23	116
374	100	305
1,360	218	930
813	231	175
60	15	56
59	18	50
86	48	81
58,425	3,958	1,713

$608,370	$161,422	$462,588

$330,793	$109,601	$207,926
277,577	51,821	254,662
$608,370	$161,422	$462,588

$468,121	$105,970	$275,504
7,401	3,259	8,333
$63.25	$32.52	$33.06

$140,249	$55,452	$187,084
2,196	1,692	5,590
$63.88	$32.78	$33.47

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED September 30, 2025

(Amounts in thousands)	MARSICO FOCUS FUND	MARSICO GROWTH FUND

INVESTMENT INCOME
Dividends (net of $182, $82, $10, $49, and $227, respectively, of non-reclaimable foreign withholding taxes)	$5,206	$2,185
Total Investment Income	5,206	2,185

EXPENSES
Investment advisory fees	7,525	3,405
Distribution fees:
Investor Class	2,154	974
Transfer agent fees and expenses:
Investor Class	764	357
Institutional Class	136	37
Professional fees	346	153
Trustees' fees and expenses	344 (1)	148	(1)
Fund administration fees:
Investor Class	157	128
Institutional Class	37	20
Custody and fund accounting fees	166	112
Reporting, printing, and postage expenses	92	50
Federal and state registration fees	79	73
Other expenses	90	47
Total Expenses	11,890	5,504
Less waiver of expenses (Note 3) and expenses paid indirectly (Note 2(b))	(1)	—
Net Expenses	11,889	5,504

NET INVESTMENT LOSS	(6,683)	(3,319)

REALIZED AND UNREALIZED GAIN
Net realized gain on investments	162,434	55,784
Net realized gain on foreign currency transactions	—	483
Change in unrealized appreciation on investments, foreign currency translations, and non-interested trustees' deferred compensation	22,913	17,244

Net Gain on Investments	185,347	73,511

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$178,664	$70,192

(1)	Amounts include Trustees' fees and expenses and the mark to market unrealized appreciation during the period for shares held in the Non-Interested Trustees' Deferred Fee Plan, as more fully described in Note 2(g) in the Notes to Financial Statements.

	Trustees' Fees and Expenses*	Unrealized Appreciation*
Focus Fund	$185,588	$158,017
Growth Fund	81,440	66,745
Midcap Growth Focus Fund	70,632	57,989
International Opportunities Fund	13,351	9,249
Global Fund	72,086	39,420

*	Not in thousands.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO MIDCAP GROWTH FOCUS FUND		MARSICO INTERNATIONAL OPPORTUNITIES FUND	MARSICO GLOBAL FUND

$2,595		$917	$2,787
2,595		917	2,787

3,348		721	3,128

889		174	538

427		100	293
86		36	206
136		27	149
129	(1)	23 (1)	112	(1)

119		65	89
28		22	80
127		78	153
50		25	52
67		39	39
39		11	30
5,445		1,321	4,869
—		(20)	—
5,445		1,301	4,869

(2,850)		(384)	(2,082)

57,689		5,664	36,890
949		343	1,185
78,577		25,625	81,297

137,215		31,632	119,372

$134,365		$31,248	$117,290

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	MARSICO FOCUS FUND		MARSICO GROWTH FUND

(Amounts in thousands)	Year Ended 9/30/25	Year Ended 9/30/24	Year Ended 9/30/25	Year Ended 9/30/24

OPERATIONS:
Net investment loss	$(6,683)	$(4,678)	$(3,319)	$(2,317)
Net realized gain on investments	162,434	61,826	55,784	40,265
Net realized gain (loss) on foreign currency transactions	—	—	483	—
Change in unrealized appreciation on investments, foreign currency translations, and non-interested trustees' deferred compensation	22,913	295,398	17,244	114,904

Net increase in net assets resulting from operations	178,664	352,546	70,192	152,852

DISTRIBUTIONS:
Investor Class	(49,427)	(13,561)	(32,757)	(5,168)
Institutional Class	(10,763)	(2,475)	(3,978)	(567)

Total distributions	(60,190)	(16,036)	(36,735)	(5,735)

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from sales of shares	49,052	134,007	24,777	68,731
Proceeds from reinvestment of distributions	47,754	13,132	31,744	4,984
Redemption of shares	(140,142)	(145,878)	(134,567)	(55,745)

Net increase (decrease) from Investor Class capital share transactions	(43,336)	1,261	(78,046)	17,970

Institutional Class:
Proceeds from sales of shares	28,660	56,080	9,216	10,841
Proceeds from reinvestment of distributions	9,488	2,332	3,391	529
Redemption of shares	(47,518)	(34,009)	(15,647)	(4,707)

Net increase (decrease) from Institutional Class capital share transactions	(9,370)	24,403	(3,040)	6,663

TOTAL INCREASE (DECREASE) IN NET ASSETS	65,768	362,174	(47,629)	171,750

NET ASSETS:
Beginning of Period	1,033,050	670,876	459,363	287,613

End of Period	$1,098,818	$1,033,050	$411,734	$459,363

TRANSACTIONS IN SHARES:
Investor Class:
Shares sold	1,640	5,097	917	3,173
Shares issued in reinvestment of distributions	1,594	600	1,206	247
Shares redeemed	(4,708)	(5,555)	(5,234)	(2,455)

Net increase (decrease) from Investor Class share transactions	(1,474)	142	(3,111)	965

Institutional Class:
Shares sold	929	2,095	343	479
Shares issued in reinvestment of distributions	314	106	128	26
Shares redeemed	(1,605)	(1,252)	(593)	(202)

Net increase (decrease) from Institutional Class share transactions	(362)	949	(122)	303

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO MIDCAP GROWTH FOCUS FUND		MARSICO INTERNATIONAL OPPORTUNITIES FUND		MARSICO GLOBAL FUND

Year Ended 9/30/25	Year Ended 9/30/24	Year Ended 9/30/25	Year Ended 9/30/24	Year Ended 9/30/25	Year Ended 9/30/24

$(2,850)	$(2,148)	$(384)	$(205)	$(2,082)	$(1,414)
57,689	19,303	5,664	2,725	36,890	5,989
949	7	343	(785)	1,185	331
78,577	82,321	25,625	15,552	81,297	85,208

134,365	99,483	31,248	17,287	117,290	90,114

(13,728)	(2,897)	(1,249)	(140)	(3,213)	(3,007)
(2,404)	(302)	(154)	(18)	(2,844)	(437)

(16,132)	(3,199)	(1,403)	(158)	(6,057)	(3,444)

120,577	7,999	57,462	9,416	62,968	13,858
13,338	2,817	1,181	133	3,071	2,902
(49,714)	(33,224)	(25,187)	(8,407)	(42,589)	(34,029)

84,201	(22,408)	33,456	1,142	23,450	(17,269)

118,957	12,256	46,410	1,587	77,709	150,558
2,097	300	100	18	2,635	434
(33,832)	(2,652)	(4,806)	(303)	(113,230)	(19,875)

87,222	9,904	41,704	1,302	(32,886)	131,117

289,656	83,780	105,005	19,573	101,797	200,518

318,714	234,934	56,417	36,844	360,791	160,273

$608,370	$318,714	$161,422	$56,417	$462,588	$360,791

2,151	182	2,051	408	2,163	602
263	74	48	7	118	156
(912)	(845)	(908)	(394)	(1,519)	(1,640)

1,502	(589)	1,191	21	762	(882)

2,104	317	1,656	71	2,702	6,490
41	8	4	1	100	23
(656)	(61)	(176)	(16)	(3,899)	(861)

1,489	264	1,484	56	(1,097)	5,652

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout the Period

	MARSICO
	FOCUS FUND
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
Investor Class:	9/30/25	9/30/24	9/30/23	9/30/22		9/30/21

Net Asset Value, Beginning of Period	$29.60	$19.86	$18.41	$28.84		$25.92

Income from Investment Operations:
Net investment loss	(0.24)	(0.15)	(0.11)	(0.09)		(0.22)
Net realized and unrealized gains (losses) on investments	5.62	10.37	4.37	(7.13)		5.74
Total from investment operations	5.38	10.22	4.26	(7.22)		5.52

Distributions & Other:
Net realized gains	(1.76)	(0.48)	(2.81)	(3.21)		(2.60)
Total distributions and other	(1.76)	(0.48)	(2.81)	(3.21)		(2.60)

Net Asset Value, End of Period	$33.22	$29.60	$19.86	$18.41		$28.84

Total Return	18.82%	52.32%	27.04%	(28.30)%		22.52%

Supplemental Data and Ratios:
Net assets, end of period (000s)	$904,180	$849,445	$567,000	$500,599		$895,641
Ratio of net expenses (before expenses paid indirectly) to average net assets(6)	1.19%	1.28%	1.45%	1.02%		1.26%
Ratio of net investment loss to average net assets(7)	(0.69)%	(0.57)%	(0.66)%	(0.25)%		(0.79)%
Ratio of total expenses to average net assets(8)	1.19%	1.28%	1.50%	1.02%		1.26%
Ratio of net investment loss (before waivers, and expenses paid indirectly) to average net assets(9)	(0.69)%	(0.57)%	(0.71)%	(0.25)%		(0.79)%
Portfolio turnover rate	64%	47%	76%	102%		28%

	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
Institutional Class:	9/30/25	9/30/24	9/30/23	9/30/22(1)

Net Asset Value, Beginning of Period	$29.85	$19.96	$18.45	$26.98

Income from Investment Operations:
Net investment income (loss)	(0.13)	(0.08)	(0.08)	0.04
Net realized and unrealized gains (losses) on investments	5.66	10.45	4.40	(8.57)
Total from investment operations	5.53	10.37	4.32	(8.53)

Distributions & Other:
Net realized gains	(1.76)	(0.48)	(2.81)	—	(4)
Increase from payment by service provider	—	—	—	—
Total distributions and other	(1.76)	(0.48)	(2.81)	—

Net Asset Value, End of Period	$33.62	$29.85	$19.96	$18.45

Total Return	19.18%	52.82%	27.34%	(31.62	)%(2)

Supplemental Data and Ratios:
Net assets, end of period (000s)	$194,638	$183,605	$103,876	$85,283
Ratio of net expenses (before expenses paid indirectly) to average net assets(6)	0.93%	1.00%	1.20%	0.65	%(3)
Ratio of net investment income (loss) to average net assets(7)	(0.43)%	(0.30)%	(0.41)%	0.24	%(3)
Ratio of total expenses to average net assets(8)	0.93%	1.00%	1.23%	0.65	%(3)
Ratio of net investment income (loss) (before waivers, and expenses paid indirectly) to average net assets(9)	(0.43)%	(0.30)%	(0.44)%	0.24	%(3)
Portfolio turnover rate	64%	47%	76%	102	%(2)

(1)	Institutional Class shares commenced operations on December 6, 2021.
(2)	Not Annualized.
(3)	Annualized.
(4)	Distributions occurred prior to the commencement of operations of the Institutional Class shares.
(5)	The Fund's transfer agent reimbursed the Institutional Class $6 (in thousands) for losses incurred. The reimbursement increased the total return by 0.03%.
(6)	Ratio of expenses to average net assets, less waivers and before expenses paid indirectly.
(7)	Ratio of net investment income (loss) to average net assets, net of waivers and expenses paid indirectly.
(8)	Ratio of expenses to average net assets, before waivers and expenses paid indirectly.
(9)	Ratio of net investment income (loss) to average net assets, before waivers and expenses paid indirectly.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO						MARSICO
GROWTH FUND						MIDCAP GROWTH FOCUS FUND
Year	Year	Year	Year		Year	Year	Year	Year		Year		Year
Ended	Ended	Ended	Ended		Ended	Ended	Ended	Ended		Ended		Ended
9/30/25	9/30/24	9/30/23	9/30/22		9/30/21	9/30/25	9/30/24	9/30/23		9/30/22		9/30/21

$26.59	$17.97	$14.05	$29.78		$25.66	$48.21	$33.89	$29.61		$52.48		$39.52

(0.29)	(0.13)	(0.13)	(0.15)		(0.35)	(0.30)	(0.37)	(0.21)		(0.44)		(0.47)
5.14	9.11	4.05	(7.25)		6.85	17.62	15.16	4.49		(15.83)		14.77
4.85	8.98	3.92	(7.40)		6.50	17.32	14.79	4.28		(16.27)		14.30

(2.13)	(0.36)	—	(8.33)		(2.38)	(2.28)	(0.47)	—		(6.60)		(1.34)
(2.13)	(0.36)	—	(8.33)		(2.38)	(2.28)	(0.47)	—		(6.60)		(1.34)

$29.31	$26.59	$17.97	$14.05		$29.78	$63.25	$48.21	$33.89		$29.61		$52.48

19.13%	50.61%	27.90%	(34.81)%		26.51%	37.09%	44.01%	14.45%		(35.52)%		36.56%

$361,811	$410,945	$260,436	$222,871		$423,855	$468,121	$284,394	$219,855		$203,593		$379,039
1.29%	1.34%	1.45%	1.19%		1.37%	1.31%	1.40%	1.44%		1.34%		1.33%
(0.79)%	(0.62)%	(0.65)%	(0.84)%		(1.07)%	(0.71)%	(0.81)%	(0.54)%		(1.05)%		(0.91)%
1.29%	1.34%	1.48%	1.19%		1.37%	1.31%	1.40%	1.45%		1.34%		1.33%
(0.79)%	(0.62)%	(0.68)%	(0.84)%		(1.07)%	(0.71)%	(0.81)%	(0.55)%		(1.05)%		(0.91)%
117%	62%	89%	117%		58%	106%	50%	56%		55%		20%

Year	Year	Year	Period			Year	Year	Year		Period
Ended	Ended	Ended	Ended			Ended	Ended	Ended		Ended
9/30/25	9/30/24	9/30/23	9/30/22(1)			9/30/25	9/30/24	9/30/23		9/30/22(1)

$26.78	$18.06	$14.08	$21.57			$48.55	$34.04	$29.68		$44.83

(0.14)	(0.09)	(0.07)	(0.07)			(0.37)	(0.25)	(0.17)		(0.22)
5.10	9.17	4.05	(7.42)			17.98	15.23	4.52		(14.93)
4.96	9.08	3.98	(7.49)			17.61	14.98	4.35		(15.15)

(2.13)	(0.36)	—	—	(4)		(2.28)	(0.47)	—		—	(4)
—	—	—	—			—	—	0.01		—
(2.13)	(0.36)	—	—			(2.28)	(0.47)	0.01		—

$29.61	$26.78	$18.06	$14.08			$63.88	$48.55	$34.04		$29.68

19.43%	50.91%	28.27%	(34.72	)%(2)		37.44%	44.38%	14.69	%(5)	(33.79	)%(2)

$49,923	$48,418	$27,177	$21,519			$140,249	$34,320	$15,079		$17,012
1.03%	1.10%	1.20%	0.92	%(3)		1.06%	1.16%	1.20%		1.11	%(3)
(0.53)%	(0.37)%	(0.40)%	(0.51	)%(3)		(0.46)%	(0.57)%	(0.32)%		(0.75	)%(3)
1.03%	1.10%	1.24%	0.92	%(3)		1.06%	1.16%	1.21%		1.11	%(3)
(0.53)%	(0.37)%	(0.44)%	(0.51	)%(3)		(0.46)%	(0.57)%	(0.33)%		(0.75	)%(3)
117%	62%	89%	117	%(2)		106%	50%	56%		55	%(2)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout the Period

	MARSICO
	INTERNATIONAL OPPORTUNITIES FUND
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
Investor Class:	9/30/25	9/30/24	9/30/23	9/30/22		9/30/21

Net Asset Value, Beginning of Period	$24.78	$16.75	$13.84	$23.79		$20.57

Income from Investment Operations:
Net investment income (loss)	(0.03)	(0.09)	0.06	(0.01)		(0.04)
Net realized and unrealized gains (losses) on investments	8.37	8.19	2.88	(7.14)		3.81
Total from investment operations	8.34	8.10	2.94	(7.15)		3.77

Distributions & Other:
Net investment income	—	(0.07)	(0.03)	—		—
Net realized gains	(0.60)	—	—	(2.80)		(0.55)
Total distributions and other	(0.60)	(0.07)	(0.03)	(2.80)		(0.55)

Net Asset Value, End of Period	$32.52	$24.78	$16.75	$13.84		$23.79

Total Return	34.45%	48.51%	21.23%	(34.08)%		18.48%

Supplemental Data and Ratios:
Net assets, end of period (000s)	$105,970	$51,229	$34,278	$30,503		$60,274
Ratio of net expenses (before expenses paid indirectly) to average net assets(6)	1.50%	1.50%	1.50%	1.50%		1.50%
Ratio of net investment income (loss) to average net assets(7)	(0.48)%	(0.46)%	0.44%	0.07%		(0.11)%
Ratio of total expenses to average net assets(8)	1.51%	1.74%	1.86%	1.71%		1.68%
Ratio of net investment income (loss) (before waivers, and expenses paid indirectly) to average net assets(9)	(0.49)%	(0.70)%	0.08%	(0.14)%		(0.29)%
Portfolio turnover rate	54%	45%	52%	18%		50%

	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
Institutional Class:	9/30/25	9/30/24	9/30/23	9/30/22(1)

Net Asset Value, Beginning of Period	$24.91	$16.83	$13.86	$20.20

Income from Investment Operations:
Net investment income (loss)	(0.08)	(0.05)	0.13	0.03
Net realized and unrealized gains (losses) on investments	8.55	8.24	2.85	(6.37)
Total from investment operations	8.47	8.19	2.98	(6.34)

Distributions & Other:
Net investment income	—	(0.11)	(0.01)	—
Net realized gains	(0.60)	—	—	—	(5)
Total distributions and other	(0.60)	(0.11)	(0.01)	—

Net Asset Value, End of Period	$32.78	$24.91	$16.83	$13.86

Total Return	34.80%	48.92%	21.54%	(31.39	)%(2)

Supplemental Data and Ratios:
Net assets, end of period (000s)	$55,452	$5,188	$2,566	$4,365
Ratio of net expenses (before expenses paid indirectly) to average net assets(6)	1.25%	1.25%	1.25%	1.25	%(3)
Ratio of net investment income (loss) to average net assets(7)	(0.25)%	(0.21)%	0.53%	0.31	%(3)
Ratio of total expenses to average net assets(8)	1.30%	1.76%	1.98%	1.81	%(3)
Ratio of net investment loss (before waivers, and expenses paid indirectly) to average net assets(9)	(0.30)%	(0.72)%	(0.20)%	(0.25	)%(3)
Portfolio turnover rate	54%	45%	52%	18	%(2)

(1)	Institutional Class shares commenced operations on December 6, 2021.

(2)	Not Annualized.

(3)	Annualized.

(4)	Less than $0.01.

(5)	Distributions occurred prior to the commencement of operations of the Institutional Class shares.

(6)	Ratio of expenses to average net assets, less waivers and before expenses paid indirectly.

(7)	Ratio of net investment income (loss) to average net assets, net of waivers and expenses paid indirectly.

(8)	Ratio of expenses to average net assets, before waivers and expenses paid indirectly.

(9)	Ratio of net investment income (loss) to average net assets, before waivers and expenses paid indirectly.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO
GLOBAL FUND
Year	Year	Year	Year		Year
Ended	Ended	Ended	Ended		Ended
9/30/25	9/30/24	9/30/23	9/30/22		9/30/21

$25.19	$16.88	$14.12	$25.93		$22.83

(0.12)	(0.19)	(0.12)	(0.17)		(0.28)
8.43	8.87	3.50	(7.58)		3.97
8.31	8.68	3.38	(7.75)		3.69

—	—	—	—		—
(0.44)	(0.37)	(0.62)	(4.06)		(0.59)
(0.44)	(0.37)	(0.62)	(4.06)		(0.59)

$33.06	$25.19	$16.88	$14.12		$25.93

33.45%	52.21%	24.72%	(35.55)%		16.33%

$275,504	$190,745	$142,683	$137,752		$309,493
1.34%	1.48%	1.50%	1.45%		1.45%
(0.64)%	(0.66)%	(0.46)%	(0.56)%		(1.03)%
1.34%	1.48%	1.55%	1.45%		1.45%
(0.64)%	(0.66)%	(0.51)%	(0.56)%		(1.03)%
68%	44%	82%	100%		65%

Year	Year	Year	Period
Ended	Ended	Ended	Ended
9/30/25	9/30/24	9/30/23	9/30/22(1)

$25.43	$16.99	$14.17	$22.30

(0.12)	(0.14)	(0.05)	—	(4)
8.60	8.95	3.49	(8.13)
8.48	8.81	3.44	(8.13)

—	—	—	—
(0.44)	(0.37)	(0.62)	—	(5)
(0.44)	(0.37)	(0.62)	—

$33.47	$25.43	$16.99	$14.17

33.81%	52.65%	25.07%	(36.46	)%(2)

$187,084	$170,046	$17,590	$12,960
1.07%	1.15%	1.25%	1.06	%(3)
(0.38)%	(0.37)%	(0.23)%	(0.02	)%(3)
1.07%	1.15%	1.29%	1.06	%(3)
(0.38)%	(0.37)%	(0.27)%	(0.02	)%(3)
68%	44%	82%	100	%(2)

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2025

1.	Organization

The Marsico Investment Fund (the "Trust") was organized on October 1, 1997, as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund (collectively, the "Funds" and each, a "Fund") are separate investment portfolios of the Trust. The Focus Fund is a non-diversified fund and the Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund are diversified funds. The Focus Fund and Growth Fund commenced operations on December 31, 1997, the Midcap Growth Focus Fund commenced operations on February 1, 2000, the International Opportunities Fund commenced operations on June 30, 2000, and the Global Fund commenced operations on June 29, 2007. Prior to September 1, 2021, the Midcap Growth Focus Fund was known as the 21ST Century Fund.

On November 17, 2021, the Funds' Board of Trustees (the "Board") approved a Multi-Class Plan ("Multi-Class Plan") pursuant to Rule 18f-3 under the 1940 Act (i) to divide the shares of each Fund into two classes, (ii) to authorize and designate a new Institutional Class of shares for each of the Funds and (iii) to redesignate the existing shares of each of the Funds as Investor Class shares. Effective December 6, 2021, the Institutional Class shares for each of the Funds commenced operations and the existing shares of each of the Funds were redesignated as Investor Class shares. Shares of each class of the Funds represent an equal pro rata interest in such Fund and generally have identical voting, distribution, liquidation and other rights/privileges except that each class shall (a) have a different designation; (b) bear any class expenses; (c) have exclusive voting rights on any matter submitted to shareholders that relates solely to its administration or distribution arrangement; (d) have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; and (e) have different shareholder investment minimum requirements.

Trustees and officers of the Trust and employees of Marsico Capital Management, LLC (the "Adviser") own approximately 15%, 26%, 7%, 7%, and 9% of the outstanding Institutional Class shares of the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund, respectively, as of September 30, 2025. Percentage ownership of certain Funds is significant as the Institutional Class of shares for each Fund were initially funded by conversions of Investor Class shares in certain accounts attributed to Trustees and executive officers of the Trust.

2.	Significant Accounting Policies

The Funds qualify as investment companies under Accounting Standards Update No. 2013-08, Accounting Standard Codification Topic 946, "Financial Services — Investment Companies" ("ASC 946"). The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with Generally Accepted Accounting Principles ("GAAP") in the United States of America for investment companies and follow the accounting guidance provided in ASC 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures of assets and liabilities at the date of the financial statements and the reported amounts and disclosures of income and expenses during the reporting period. Actual results could differ from those estimates.

(a)	Investment Valuation — A security traded on a recognized stock exchange is generally valued at the last sale price prior to the closing of the principal exchange on which the security is traded. Securities traded on NASDAQ generally will be valued at the NASDAQ Official Closing Price. If no sale price is reported on the valuation date, the most current bid price will generally be used, with the exception of short option positions which will generally utilize the most current ask price. Other securities for which over-the-counter market quotations are readily available are generally valued at the last sale price. Debt securities that will mature in more than 60 days are generally valued at their bid prices furnished by a pricing service. Debt securities that will mature in 60 days or less are valued at amortized cost, if it approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined, in accordance with the Funds' policies and procedures, in good faith by the Adviser, subject to the Board's general supervision of the Adviser as the Board's valuation designee (as defined in Rule 2a-5 under the 1940 Act). The Funds' policies and procedures, including those wherein the Adviser has been approved as the Board's valuation designee, have been duly approved by the Board. When a security has been "fair valued," consideration is given to facts and circumstances relevant to the particular situation, including a review of the various factors set forth in the Funds' policies and procedures. The Funds may use pricing services to assist in determining market value. The Adviser, as the Board's valuation designee, has proposed and the Board has approved the use of a pricing service to assist the Funds in valuing certain equity securities listed or traded on foreign security exchanges in the Funds' portfolios in certain circumstances where there is a significant change in the value of related US-traded securities, as represented by, for example, the S&P 500 Index.

"Fair Value Measurements and Disclosures" (the "Fair Value Statement") defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. Under the Fair Value Statement, various inputs are used in determining the value of the Funds' investments.

NOTES TO FINANCIAL STATEMENTS

These inputs are summarized into three broad levels and described below:

●	Level 1 — unadjusted quoted prices in active markets for identical investments

●	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, and evaluated quotations obtained from pricing services)

●	Level 3 — significant unobservable inputs (including the Funds' assumptions that market participants would use in determining the fair value of investments)

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments. Changes in valuation techniques may result in transfers between the levels during the reporting period. As of September 30, 2025, the fair values of each Fund's investments according to the valuation inputs utilized are reflected in the "Summary of Fair Value Measurements" on the Fund's Schedule of Investments. The Funds did not hold a significant amount of Level 3 securities as of September 30, 2025.

(b)	Expenses — The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodial fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets and are in some cases allocated based on other factors. Each class of shares bears a portion of their respective Fund expenses, which are allocated daily to each class of shares in proportion to their respective net assets of the Fund. Expenses directly attributable to a specific class of shares, such as distribution fees for the Investor Class, are charged directly to that class of shares. The Funds' expenses may be reduced by expense limitation and fee waiver amounts, brokerage credits and uninvested cash balances earning interest or credits. Such credits are included in "Less waiver of expenses and expenses paid indirectly" on the Statements of Operations.

Brokerage commissions may be paid to certain brokers which reduce transfer agent fees and expenses. For the year ended September 30, 2025, the Funds received no such brokerage commission credits. The Funds received earnings credits on certain cash account balances which reduced transfer agent fees and expenses by $1 (in thousands) for the Focus Fund and less than $1 (in thousands) for each of the Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund for the year ended September 30, 2025. Brokerage commission credits and earnings credits (if any) are included in "Less waiver of expenses and expenses paid indirectly" on the Statements of Operations.

(c)	Federal Income Taxes — Each Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to continue to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income taxes. Certain Funds may utilize earnings and profits ("E&P") on redemption of shares as part of the dividends paid deduction.

(d)	Distributions to Shareholders — Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as foreign currency transactions and net investment losses.

The Funds at times may invest in real estate investment trusts ("REITs"). REITs generally pay dividends to their investors based upon cash available from their operations and this amount may differ significantly from the REITs' actual E&P determined for income tax purposes. It is common for these dividends to exceed the REITs' taxable E&P, resulting in the excess portion of such dividends eventually being designated as a return of capital. Determination of the tax character of dividends made by REITs is typically performed by the REIT several months subsequent to the payment of the dividend. Therefore, due to timing issues, the Funds may be in a position of being required to calculate and pay required distribution amounts to their shareholders based on the best information available from the REITs, which may be prior to the final determination of the REITs' taxable E&P, and it is possible that a portion of the Funds' distribution amounts could include a return of capital to shareholders for federal income tax purposes.

(e)	Foreign Currency Translation — The accounting records of the Funds are maintained in US dollars. For valuation purposes, values of securities denominated in foreign currencies are translated into US dollars at 4:00 p.m. Eastern Time. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

Reported realized gains and losses on foreign currency transactions arise from sales of portfolio securities, forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid.

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2025 (continued)

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the end of the reporting period. Net unrealized appreciation or depreciation on investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, resulting from changes in the exchange rates and changes in market prices of securities held.

Transactions in foreign-denominated assets may involve greater risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk.

(f)	Derivative Instruments — "Disclosure about Derivative Instruments and Hedging Activities" (the "Derivatives Statement") requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effects on the Funds' financial position, performance and cash flows.

The Funds are not intended as vehicles for investing substantially in derivative instruments, and may hold derivative instruments only infrequently. The Funds enter into derivative instruments in order to increase exposure to certain investments, asset classes, or markets, or for hedging purposes to hedge against adverse movements in securities prices, currency rates or interest rates. The Funds can hold various types of derivative instruments such as futures contracts and options on securities, financial indexes, and foreign currencies, options on futures, forward foreign currency contracts, interest rate swaps, credit default swaps, and swap-related products. The use of derivative instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the derivative instruments and the underlying securities, or that the counterparty will fail to perform its obligations. There were no outstanding derivative instruments held by the Funds as of September 30, 2025, nor did the Funds utilize derivative instruments during the year ended September 30, 2025.

(g)	Non-Interested Trustees' Deferred Fee Plan — Effective February 1, 2000, the Board adopted the Marsico Investment Fund Deferred Fee Plan (the "Deferred Fee Plan"), amended and restated as of December 30, 2005, which allows the Trustees who are not "interested persons" of the Funds, as defined in the 1940 Act ("non-interested Trustees"), to defer the receipt of all or a portion of their compensation received from the Funds and may be invested as directed by each non-interested Trustee. The Deferred Fee Plan was further amended and restated as of November 10, 2020 to allow for any deferred fees credited to accounts established on behalf of the non-interested Trustees to be invested into the Funds and other investment options allowed under the Deferred Fee Plan, such as a non-affiliated US government money market fund, among other clarifying changes. The amounts credited to these accounts increase or decrease in accordance with the performance of the investments selected by the non-interested Trustees. The market value of the deferred account balances as of September 30, 2025 is shown on the Statements of Assets and Liabilities as part of an asset account, "Prepaid expenses and other assets," and a liability account, "Accrued trustees' fees." Additionally, the fluctuation of the account balances due to the performance of the investments is recorded by the Funds as unrealized appreciation (depreciation), which is shown as part of "Total distributable earnings" on the Statements of Assets and Liabilities, and as compensation expense, which is shown as part of the expense account "Trustees' fees and expenses" on the Statements of Operations. Fees earned and deferred by the non-interested Trustees for the year ended September 30, 2025 are also included in "Trustees' fees and expenses" on the Statements of Operations. Amounts contributed to the Deferred Fee Plan will be deferred until distributed in accordance with the Deferred Fee Plan. Unrealized appreciation (depreciation) of the investments held in the Deferred Fee Plan is subject to the Funds' expense reimbursement agreement with the Adviser.

(h)	Investment Transactions and Investment Income — Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds.

Dividend income is recognized on the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Withholding taxes are accrued at the time the associated dividends are recorded. The Funds seek to file withholding tax reclaims in certain jurisdictions to recover a portion of the tax amounts previously withheld. The Funds record reclaim receivable amounts based on, among other things, a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention. There is no guarantee that the Funds will receive reclaim amounts applied for in a timely manner or at all. Certain dividends from foreign securities are recorded when the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts.

Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares in proportion to their respective net assets of each Fund.

(i)	Segment Reporting — The Funds adopted Accounting Standards Update 2023-07, Segment Reporting (Topic 280): "Improvements to Reportable Segment Disclosures" ("ASU 2023-07"). Adoption of the new standard impacted the Funds' financial statement note disclosures only and did not affect the Funds' financial positions or the results of their operations.

Each Fund represents a single operating segment. Subject to oversight by the Board, officers of the Trust act as the chief operating decision makers ("CODM"), as it relates to ASU 2023-07. The CODM monitors the operating results of each Fund as a whole and each Fund's long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. Each Fund's portfolio composition, income, expenses, changes in net assets, and performance are regularly monitored and assessed by the CODM. The financial information provided to and reviewed by the CODM is consistent with that presented in the Funds' financial statements.

NOTES TO FINANCIAL STATEMENTS

(j)	Indemnifications — In the normal course of business, the Funds enter into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss in connection with these potential indemnification obligations to be remote. There can be no assurance that material liabilities related to such obligations will not arise in the future, which may adversely impact a Fund.

3.	Investment Advisory Agreement and Transactions with Affiliates

Each Fund has an agreement with the Adviser to furnish investment advisory services to the Funds. Each Fund calculates and accrues the investment advisory fee daily based on the following rates (expressed as annual rates) and pays the Adviser monthly:

Annual Rate of Average Daily Net Assets	Asset Threshold
0.80%	First $250 million
0.75%	Next $250 million
0.70%	Next $250 million
0.65%	In excess of $750 million

The Adviser has entered into a written expense limitation and fee waiver agreement under which it has agreed (i) to limit the total expenses of the Investor Class of each Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.50% of the average net assets attributable to Investor Class shares of the International Opportunities Fund and Global Fund, and 1.45% of the average net assets attributable to Investor Class shares of the Focus Fund, Growth Fund and Midcap Growth Focus Fund, and (ii) to limit the total expenses of the Institutional Class of each Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.25% of the average net assets attributable to Institutional Class shares of the International Opportunities Fund and Global Fund, and 1.20% of the average net assets attributable to Institutional Class shares of the Focus Fund, Growth Fund and Midcap Growth Focus Fund, until January 31, 2026. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2026, upon 15 days prior notice to the Fund and its administrator. Amounts waived/reimbursed by the Adviser in accordance with this agreement are included in "Less waiver of expenses and expenses paid indirectly" on the Statements of Operations.

During the year ended September 30, 2025, the Adviser waived or reimbursed the following amounts.

(Amounts in thousands)	Fees Waived/Reimbursed by the Adviser
International Opportunities Fund
Investor Class	$10
Institutional Class	$10

The Adviser may recoup from a Fund (or share class as applicable) any fees previously waived and/or expenses previously reimbursed by the Adviser with respect to that Fund or share class, as applicable, including any applicable waivers which may apply to a specific share class, pursuant to this agreement (including waivers or reimbursements under previous expense limitations), if (1) such recoupment by the Adviser does not cause the Fund's share class, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, (2) the recoupment is made within three years after the fiscal year end date as of which the amount to be waived or reimbursed was determined and the waiver or reimbursement occurred, and (3) the Adviser has not agreed to forego recoupment. As of September 30, 2025, recoupment amounts (in thousands) that may potentially be made to the Adviser are as follows:

	International Opportunities Fund
Year of Expiration	Investor Class	Institutional Class
2026	$126	$23
2027	100	19
2028	10	10
	$236	$52

Certain officers of the Trust are also officers of the Adviser. The Funds pay a portion of the Chief Compliance Officer's total compensation costs which is shown as part of the expense account "Professional fees" on the Statements of Operations. No other officers of the Trust received compensation from the Funds during the year ended September 30, 2025.

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2025 (continued)

4.	Distribution and Service Plan

The Funds have adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act, and effective November 17, 2021, the Board approved a Third Amended and Restated Distribution and Service Plan (as amended, the "Plan"). The Plan authorizes payments by the Funds in connection with the distribution of their Investor Class shares at an annual rate, as determined from time to time by the Board, of up to 0.25% of a Fund's average daily net assets attributable to Investor Class shares. Institutional Class shares of the Funds are not subject to a 12b-1 fee. The Plan clarifies that while the maximum 12b-1 Fee rate remains limited to 0.25% per annum of each Fund's average daily net assets attributable to Investor Class shares, one or more Funds may be charged a lower rate from time to time upon approval by the Board, and the rate may vary by Fund. Each Fund currently accrues 12b-1 Fees for its Investor Class shares at a rate of 0.25% per annum of the average daily net assets attributable to Investor Class shares of the Fund until such time as the Board authorizes a different rate. The Plan also clarifies that previously accrued amounts of the 12b-1 Fee for each Fund may be used by that Fund to pay any current or previously accrued expenses of the Fund authorized by the Plan, including non-distribution expenses, authorized by the Plan.

Payments may be made by the Funds under the Plan for the purpose of financing any activity primarily intended to result in the sales of Investor Class shares of the Funds, as determined by the Board, as well as for account maintenance and personal services to Investor Class shareholders and any other non-distribution-related services. The Adviser may, out of its own resources (which may include legitimate profits from providing advisory services to the Funds or other clients) and, at its sole discretion, make certain payments on behalf of the Funds or the Plan for expenses incurred by a Fund for distribution of Fund shares and related services or for administrative or other expenses incurred by the Fund.

5.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended September 30, 2025, were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	Midcap Growth Focus Fund	International Opportunities Fund	Global Fund
Purchases	$661,581	$503,824	$569,768	$111,212	$264,577
Sales	$815,573	$626,231	$439,139	$45,908	$278,752

There were no purchases or sales of US government securities, excluding short-term investments.

6.	Market Developments, Events, and Risks

Global economies and financial markets increasingly are interconnected, and conditions and events in one country, region or financial market may adversely impact markets, issuers, or economies in different countries, regions or financial markets. These risks may be magnified if certain events or developments adversely affect the safety or health of individuals around the world or interrupt the global supply chain. In these and other circumstances, such risks might affect companies and investments worldwide. As a result, local, regional or global events such as war, acts of terrorism, political or social disruptions, natural or man-made disasters, the spread of infectious illness or other public health issues, inflation, volatile interest rates, trade tensions, the threat or actual imposition of tariffs, recessions or other events could have a significant negative impact on global economic and market conditions. Such events could adversely affect the operational and financial performance of the issuers of securities in which the Funds invest, and such uncertainty may in turn continue to impact the value of the Funds' investments.

7.	Federal Income Tax Information

"Accounting for Uncertainty in Income Taxes" (the "Income Tax Statement") requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years, consisting of fiscal years 2022-2025 as defined by Internal Revenue Service ("IRS") statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended September 30, 2025, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

NOTES TO FINANCIAL STATEMENTS

At September 30, 2025, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	Midcap Growth Focus Fund	International Opportunities Fund	Global Fund
Cost of Investments	$503,757	$184,900	$443,187	$118,290	$241,838
Gross Unrealized Appreciation	$599,269	$229,727	$222,791	$47,449	$221,062
Gross Unrealized Depreciation	—	(108)	(1,513)	(1,107)	(877)
Net Unrealized Appreciation on Investments	$599,269	$229,619	$221,278	$46,342	$220,185

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals and treatment of certain corporate action transactions.

As of September 30, 2025, the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund, respectively, had (in thousands) $4,734, $2,366, $1,474, $22, and $1,178 of qualified late-year losses, which are deferred until fiscal year 2026 for tax purposes. Net late-year losses that are deferred are deemed to arise on the first day of the Fund's next taxable year.

As of September 30, 2025, the components of accumulated earnings on a tax basis were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	Midcap Growth Focus Fund	International Opportunities Fund	Global Fund
Undistributed Trustees' Deferred Compensation	$(5,488)	$(2,185)	$(1,043)	$(328)	$(2,391)
Undistributed Long-Term Capital Gains	158,037	55,869	58,698	5,805	37,959
Tax Accumulated Earnings	152,549	53,684	57,655	5,477	35,568
Accumulated Capital and Other Losses	(4,734)	(2,366)	(1,474)	(22)	(1,178)
Net Unrealized Appreciation on Investments	599,269	229,619	221,278	46,342	220,185
Net Unrealized Appreciation on Foreign Currency Translations	—	—	—	5	7
Trustees' Deferred Compensation Mark-to-Market	320	135	118	19	80
Total Accumulated Earnings	$747,404	$281,072	$277,577	$51,821	$254,662

The tax character of distributions paid during the fiscal years ended September 30, 2025 and 2024 was as follows:

	2025		2024
(Amounts in thousands)	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Focus Fund	$—	$60,190	$—	$16,036
Growth Fund	6,848	29,887	—	5,735
Midcap Growth Focus Fund	819	15,313	—	3,199
International Opportunities Fund	—	1,403	158	—
Global Fund	—	6,057	—	3,444

The tax character of dividends paid may differ from that shown in the Financial Highlights due to short-term gains being treated as ordinary income for tax purposes.

8.	New Accounting Pronouncements

The Financial Accounting Standards Board issued Accounting Standards Update No. 2023-09, Income Taxes (Topic 740), "Improvements to Income Tax Disclosures" ("ASU-2023-09"), which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction, on an annual basis, and remove information that is no longer beneficial. ASU-2023-09 is effective for annual periods beginning after December 15, 2024. Management is currently evaluating the impact of the adoption, but does not believe there will be a material impact on the Funds' financial statements and related disclosures.

9.	Subsequent Events

Management of the Adviser has determined that there were no material subsequent events that would require disclosure in the Funds' financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Marsico Investment Fund and Shareholders of Marsico Focus Fund, Marsico Growth Fund, Marsico Midcap Growth Focus Fund, Marsico International Opportunities Fund, and Marsico Global Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Marsico Focus Fund, Marsico Growth Fund, Marsico Midcap Growth Focus Fund, Marsico International Opportunities Fund, and Marsico Global Fund (constituting The Marsico Investment Fund, hereafter collectively referred to as the "Funds") as of September 30, 2025, the related statements of operations for the year ended September 30, 2025, the statements of changes in net assets for each of the two years in the period ended September 30, 2025, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2025 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.

Denver, Colorado
November 19, 2025

We have served as the auditor of one or more investment companies in The Marsico Investment Fund since 1997.

OTHER TAX INFORMATION

OTHER TAX INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the fiscal year ended September 30, 2025, 0% of the dividends paid from net investment income qualified for the dividends received deduction available to corporate shareholders of each of the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code, the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund each designated income dividends (in thousands) of $0 as qualified dividend income paid during the fiscal year ended September 30, 2025.

Foreign Taxes Paid

Pursuant to the foreign tax credit election under Section 853 of the Internal Revenue Code, the International Opportunities Fund designated (in thousands) $581 of income derived from foreign sources and $41 of foreign taxes paid, for the fiscal year ended September 30, 2025.

Of the ordinary income (including short-term capital gain) distributions made during the fiscal year ended September 30, 2025, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
International Opportunities Fund	$ 0.1174	$ 0.0083

Long Term Capital Gains Designation

For the fiscal year ended September 30, 2025, the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund designated (in thousands) $60,190, $29,887, $15,313, $1,403, and $6,057, respectively, as a 20% rate gain distribution for the purpose of the dividends paid deduction. For income tax purposes, the Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

OTHER INFORMATION

OTHER INFORMATION (Unaudited)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The remuneration paid to directors, officers and others is included as part of the Financial Statements. Please refer to the Statements of Operations in the Financial Statements under Item 7 above.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable. The Board did not approve any new investment advisory contracts or investment advisory contract renewals during the most recent fiscal half year.

MARSICO FUNDS

NOTES

MARSICO FUNDS

NOTES

(b)	Financial Highlights are included within the financial statements filed under Item 7 of this Form N-CSR.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies

The remuneration paid to directors, officers and others is included as part of the financial statements filed under Item 7 of this Form N-CSR.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract

The registrant’s statement regarding basis for approval of investment advisory contract is included as part of the financial statements filed under Item 7 of this Form N-CSR.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 16.	Controls and Procedures

(a)           The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)           There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19.	Exhibits

(a)(1)       Code of Ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing of an exhibit - Filed as an attachment to this filing.

(a)(2)       Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable.

(a)(3)       Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed as an attachment to this filing.

(a)(4)       Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended, that was sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(a)(5)       Change in the registrant’s independent public accountant.

Not applicable.

(b)           Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Marsico Investment Fund

By:	/s/ Neil L. Gloude
Neil L. Gloude,
Executive Vice President
(Principal Executive Officer)

Date: December 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Neil L. Gloude
Neil L. Gloude,
Executive Vice President
(Principal Executive Officer)

Date: December 4, 2025

By:	/s/ Lynnett E. F. Macfarlane
Lynnett E. F. Macfarlane,
Vice President, Secretary and Treasurer
(Principal Financial Officer)

Date: December 4, 2025